                                                                   Exhibit 10.21

                                 DEED OF LEASE



                                    BETWEEN



                 PARKRIDGE FIVE ASSOCIATES LIMITED PARTNERSHIP



                                  AS LANDLORD,



                                      AND



                              MUSICMAKER.COM,INC.



                                   AS TENANT



             _____________________________________________________

             _____________________________________________________



                    For 20,566 20,000 rentable square feet




                               In Parkridge Five



                         Dated: September  _____, 1999

                                 DEED OF LEASE

     THIS DEED OF LEASE (this "Lease") is made as of the _____ day of September, 1999 (the "Date of Lease"), by Parkridge Five Associates Limited Partnership, a Virginia Limited Partnership ("Landlord"), and Musicmaker.com, Inc., a Delaware corporation ("Tenant").

     NOW, THEREFORE, WITNESSETH, that for and in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending legally to be bound, hereby covenant and agree as set forth below.

                                   ARTICLE I
                         FUNDAMENTAL LEASE DEFINITIONS

     The following terms, when used herein, shall have the meanings set forth below.

     1.1   Landlord: Parkridge Five Associates Limited Partnership.
           --------

     1.2   Landlord's Address:  c/o Walker and Company, 12007 Sunrise Valley
           -------------------
Drive, Suite 400, Reston, Virginia, 20191.

     1.3   Landlord's Representative:  Christopher W. Walker.
           --------------------------

     1.4   Manager:  Walker Management, Inc., 12007 Sunrise Valley Drive, Suite
           --------
400, Reston, Virginia, 20191.

     1.5   Tenant: Musicmaker.com, Inc.
           ------

     1.6   Tenant Address: Current: 1831 Weihle Avenue, Suite 128, Reston, Va.
           --------------
20190, after Commencement Date: 10780 or 10790 Parkridge Boulevard, Concourse Level, Reston, Va. 20191.

     1.7   Tenant's Representative: Mr. Bruce Block.
           -----------------------

     1.8   Guarantor: N/A.
           ---------

     1.9   Guarantor's Address: N/A.
           -------------------

     1.10  Building:  The building containing approximately 203,492  square feet
           ---------
shown on Exhibit A-1 attached hereto and made a part hereof, and all alterations, additions, improvements, restorations or replacements now or hereafter made thereto, located at 10780/10790 Parkridge Boulevard, Reston, Fairfax County, Virginia, 20191, in the Parkridge Center.

     1.11  Premises:  Approximately 20,566  rentable square feet located on the
           ---------
Concourse Level, Suite TBD of the Building as outlined in Exhibit A-2 attached hereto and made a part hereof, subject to verification if caused to measured by either party hereto, in accordance with the standards as set forth in ANSI Z65.1-1996/BOMA, as promulgated by the Building Owners and Managers Association.

     1.12  Term: Ten (10) years, zero (-0-) months and zero (-0-) days, subject
           -----
to adjustment as set forth in Article III.

     1.13  Commencement Date: Earlier of Substantial Completion of the Premises
           -----------------
or January 1, 2000 but excluded for delays caused by Base Building not being able to support Tenant Improvements and subject to adjustment as set forth in
Article III.

     1.14  Expiration Date: December 31, 2009, subject to adjustment as set
           ----------------
forth in Article III.

     1.15  Basic Rent:  Approximately $27.69 for each rentable square foot of
           -----------
the Premises during the first Lease Year and increased annually as set forth in Exhibit A-3.

     1.16  Lease Year:  Each successive twelve (12) month period following the
           -----------
Commencement Date.

     1.17  Expense Stop: Year 2000 actual expenses, adjusted for extraordinary
           -------------
items.

     1.18  Tenant's Proportionate Share:  Rentable floor area of the Premises
           -----------------------------
divided by rentable floor area of the Building, or ten point zero-eight percent (10.08%), subject to verification as set forth in Section 1.11 above.

     1.19  Security Deposit:  $620,000, due by October 15, 1999 .
           -----------------

     1.20  Landlord's Architect: N/A.
           ---------------------

     1.21  Tenant Finish Work Submission Date: N/A.
           -----------------------------------

     1.22  Broker(s):  Landlord's: N/A; Tenants: Trammell Crow Real Estate
           ----------
Services, Inc.

     1.23  Land:  The land on which the Building is located as described in
           -----
Exhibit A-1.

     1.24  Common Area:  All areas, improvements, facilities and equipment from
           ------------
time to time designated by Landlord for the common use or benefit of Tenant, other tenants of the Building and their Agents, including, without limitation, roadways, entrances and exits, landscaped areas, open areas, park areas, exterior lighting, service drives, loading area, pedestrian walkways, sidewalks, atriums, courtyards, concourses, stairs, ramps, washrooms, maintenance and utility rooms and closets, exterior utility lines, hallways, lobbies, elevators and their housing and rooms, common window areas, common walls, common ceilings, common trash areas and parking facilities.

     1.25  Permitted Use:  General office and music distribution.
           --------------

     1.26  Agents:  Officers, partners, directors, employees, agents, licensees,
           -------
customers, invitees, and contractors.

     1.27  Substantial Completion:  As defined in Exhibit B-1.
           -----------------------

     1.28  Interest Rate:  Per annum interest rate listed as the base rate on
           --------------
corporate loans at large U.S. money center commercial banks as published from time to time under "Money Rates" in the Wall Street Journal plus two percent (2%), with a minimum rate of 12% per annum (1% per month), but in any event not greater than the maximum rate permitted by law. In the event the Wall Street Journal ceases to publish such rates, Landlord shall choose at Landlord's reasonable discretion a similar publication which publishes such rates.

     1.29  Mortgage:  Any mortgage, deed of trust, security interest or title
           ---------
retention interest affecting the Building or the Land.

     1.30  Mortgagee:  The holder of any note or obligation secured by a
           ----------
mortgage, deed of trust, security interest or title retention interest affecting the Building or the Land, including, without limitation, lessors under ground leases, sale-leasebacks and lease-leasebacks.

     1.31  Exhibits and Addenda:  The Exhibits and Addenda listed below in this
           ---------------------
section are incorporated in this Lease by reference and are to be construed as part of this Lease:

          Exhibit A-1    - Plat Showing Land and Building
          Exhibit A-2    - Plan Showing the Premises
          Exhibit A-3    - Rent Schedule
          Exhibit B-1    - Work Agreement
          Exhibit B-2    - Base Building Shell
          Exhibit C      - Rules and Regulations
          Exhibit D      - Holidays
          Exhibit E      - Cleaning Specifications
          Exhibit F      - Low Voltage Cabling
          Exhibit G      - SMART Arbitration Rules
          Addendum One   - UPS Generator/Satellite Dish
          Addendum Two   - Right of First Refusal
          Addendum Three - Option to Renew

                                   ARTICLE II

                                  THE PREMISES

     2.1   Description of the Premises.  Landlord hereby leases to Tenant,
           ----------------------------
subject to and with the benefit of the provisions of the Lease and subject to existing easements, agreements, rights and encumbrances of record, which Landlord covenants will not unreasonably interfere with Tenant's use and enjoyment of the Premises, the Premises, together with the right to use, subject to the rules and regulations of Landlord attached as Exhibit C, the parking areas, Common Area, walkways, and driveways from time to time located on the Land.

     2.2  Landlord's Rights Reserved.  Landlord reserves unto itself, and its
          ---------------------------
Agents, the right to use, maintain, repair and replace the Common Area, including without limitation, the elevators, hallways, staircases, shaftways, and other common facilities in the Building, and the right to maintain, use, construct, repair, and replace pipes, ducts, wires, meters and any other equipment, machinery, apparatus and fixtures therein as well as within or leading through the Premises, where possible in such a manner as will not cause unreasonable interference with Tenant's use and subject to Tenant's security requirements and, to the extent practicable, such items shall be located above the ceilings, behind the walls, or within the columns of the Premises. Landlord expressly reserves the right permanently to change, modify or eliminate, or temporarily to close, any portion of the Common Area, provided the same does not unreasonably interfere with Tenant's use and enjoyment of the Premises. In addition to the other rights of Landlord under this Lease, Landlord reserves the right (i) to change the street address and/or name of the Building, (in which event Landlord shall reimburse Tenant for all reasonable out of pocket expenses in connection with replacing stationary, business cards and similar items, (ii) to maintain exclusive control over the use of the roof and exterior walls of the Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Premises.

                                  ARTICLE III

                                      TERM

     The Term shall commence on the Commencement Date and expire at midnight on
the Expiration Date.   If Substantial Completion occurs prior to January 1,
2000, excluding delays caused by base building not able to support Tenant Improvements then the Commencement Date shall be such date upon which the
Premises are Substantially Complete   If requested by Landlord, Tenant shall
within fifteen (15) days after such request sign a declaration in recordable form acknowledging the Commencement Date and the Expiration Date.

                                   ARTICLE IV

                                      RENT

     4.1  Basic Rent.  Tenant shall pay to Landlord the Basic Rent as specified
          -----------
in Section 1.15, increased annually as set forth on Exhibit A-3. The first month's rent shall be due October 1, 1999.

     4.2  Payment of Basic Rent.  Basic Rent for each Lease Year shall be
          ----------------------
payable in equal monthly installments, in advance, without demand, notice, deduction, offset or counterclaim, on or before the first day of each and every calendar month during the Term; provided, however, that the installment of the Basic Rent payable for the first full calendar month of the Term (and, if the Commencement Date occurs on a date other than on the first day of a calendar month, Basic Rent prorated from such date until the first day of the following month) shall be due and payable on the full execution and delivery of this Lease. Tenant shall pay the Basic Rent and all Additional Rent, by good check or in lawful currency of the United States of America, to Landlord at Landlord's Address, or to such other address or in such other manner as Landlord from time to time specifies by written notice to Tenant. Any payment made by Tenant to Landlord on account of Basic Rent may be credited by Landlord to the payment of any late charges then due and payable and to any Basic Rent or Additional Rent then past due before being credited to Basic Rent currently due.

     4.3  Additional Rent.  All sums payable by Tenant under this Lease, other
          ----------------
than Basic Rent, shall be deemed "Additional Rent," and, unless otherwise set forth herein, shall be payable in the same manner as set forth above for Basic Rent and Landlord shall have the same rights and remedies in the collection of Additional Rent as Landlord has in the collection of Basic Rent. Basic Rent and Additional Rent are collectively referred to hereinafter as "Rent."

     4.4  Late Payment.  If Tenant fails to pay any Rent within five (5) days
          -------------
after such Rent becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such overdue Rent. In addition, any such late Rent payment shall bear interest from the date such Rent became due and payable to the date of payment thereof by Tenant at the Interest Rate. Such late charge and interest shall be due and payable within five (5) business days after written demand from Landlord.

     4.5  Pre Commencement Date Occupancy. Tenant may occupy all or a portion of
          --------------------------------
the Premises prior to the Commencement Date, but must pay tenant's

Proportiionate Share of the Landlord's Operating Expenses as defined in Article
1.18 and Article VI hereof for the period of such occupancy.



                                   ARTICLE V
                                SECURITY DEPOSIT

     Simultaneous with the execution of this Lease, Tenant shall deposit the Security Deposit with Landlord, which shall be held by Landlord, without obligation for interest for a letter of credit or surety bond, as security for the performance of Tenant's obligations and covenants under this Lease. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of an Event of Default. If an Event of Default shall occur or if Tenant fails to surrender the Premises in the condition required by this Lease, Landlord shall have the right (but not the obligation), and without prejudice to any other remedy which Landlord may have on account thereof, to apply all or any portion of the Security Deposit to cure such default or to remedy the condition of the Premises. If Landlord so applies the Security Deposit or any portion thereof before the Expiration Date or earlier termination of the Lease, Tenant shall deposit with Landlord, upon demand, the amount necessary to restore the Security Deposit to its original amount. If Landlord shall sell or transfer its interest in the Building, Landlord shall transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look solely to the new landlord for the return of the Security Deposit. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of the cash Security Deposit not otherwise applied hereunder shall be returned to Tenant at such time after the Expiration Date or earlier termination of this Lease that all of Tenant's
obligations under this Lease have been fulfilled.   A cash Security Deposit
shall be held in an interest bearing account in a Federally insured financial institution, or posted as an unconditional , irrevocable letter of credit or equivalent surety bond. Security Deposit shall be reduced by $60,000 per year if Tenant is not in Default. If Tenant utilizes a letter of credit or equivalent surety bond for its Security Deposit, Landlord must receive a replacement letter of credit or equivalent surety bond at least two (2) weeks prior to the expiration of the current letter of credit or surety bond, otherwise Landlord may cash the expiring letter of credit or redeem the bond, and hold the Security Deposit as a cash deposit as set forth herein.

                                   ARTICLE VI
                               OPERATING EXPENSES

     6.1  Tenant's Proportionate Share.  For each Lease Year throughout the
          -----------------------------
Term, Tenant covenants and agrees to pay to Landlord Tenant's Proportionate Share of Landlord's Operating Expenses of the amount, if any, by which the total of Landlord's Operating Expenses (as defined in Section 6.2 hereof) for said Lease Year or portion thereof exceeds the amount of the Expense Stop. In the event that the Commencement Date or the Expiration Date are other than the first day of a calendar year then Tenant's Proportionate Share of such excess of Landlord's Operating Expenses shall be adjusted to reflect the actual period of occupancy during the calendar year.

     6.2  Landlord's Operating Expenses Defined.  As used herein, the term
          --------------------------------------
"Landlord's Operating Expenses" shall mean all reasonable expenses and costs of every kind and nature which Landlord incurs because of or in connection with the ownership, maintenance, management and operation of the Land, the Building and the Common Area including all additional costs and expenses of operation, management and maintenance of the Land, the Building and the Common Area or, at the very minimum, which Landlord determines that it would have paid or incurred during any calendar year if the Building had been no less than ninety-five percent (95%) occupied. Landlord's Operating Expenses shall include, without limitation, all costs, expenses and disbursements incurred or made in connection with the following:

          (i) Wages and salaries of all employees, whether employed by Landlord or the Building's management company, engaged in the operation and maintenance or security of the Land, the Building, and the Common Area, and all costs related to or associated with such employees or the carrying out of their duties, including uniforms and their cleaning, taxes, auto allowances and insurance and benefits (including, without limitation, contributions to pension and/or profit sharing plans and vacation or other paid absences), but with respect to employees who do not devote their full time to the Land, Building and Common Area, Operating Expenses shall only include, with respect to such employees, the percentage of such costs equivalent to the percentage of time which such employees devote to the Land, Building and Common Area;

          (ii) All supplies and materials, including janitorial and lighting supplies, used directly in the operation and maintenance of the Building, the Land and the Common Area;

          (iii) All utilities, including, without limitation, electricity, telephone, water, sewer, power, gas, heating, lighting and air conditioning for the Land, the Building and the Common Area, except to the extent such utilities are charged directly to or paid directly by a tenant of the Building. In addition to standard building utilities, Tenant shall pay the cost of sub-metered electrical usage for non-office use of the Premises and shall have the option to convert the rental payments for the entire Premises to an equivalent net of electric basis Rent, at Tenant's sole cost for such sub-metering. Equivalent electrical usage and payment shall separate the Tenant usage for normal office use from the Common Area usage. The Tenant would pay it's direct usage as determined by the electrical sub-meter with a credit for normal office use against the Rent shown in Exhibit A-3, and a pro-rata allocation of the Common Area utility costs;

          (iv) All maintenance, operation and service agreements for the Building, the Land and the Common Area and any equipment related thereto, including, without limitation, service and/or maintenance agreements for the security, energy management, HVAC, plumbing and electrical systems, and for window cleaning, elevator maintenance, janitorial service, groundskeeping, interior and exterior landscaping and plant maintenance. Notwithstanding the above, it shall be the Tenant's responsibility to maintain and repair all of its above-standard electrical, HVAC and other improvements and equipment at its sole cost;

          (v) All insurance purchased by Landlord or the Building's management company relating to the Building, the Land and the Common Area and any equipment or other property contained therein or located thereon including, without limitation, casualty, liability, rental loss, sprinkler and water damage insurance;

          (vi) All repairs to the Building and the Common Area, including interior, exterior, structural or nonstructural repairs, and regardless of whether foreseen or unforeseen including expenses to have the Building comply with all applicable federal and local codes, (excluding only repairs paid for by the proceeds of insurance or by Tenant or other third parties);

          (vii) All maintenance of the Building, the Land and the Common Area, including, without limitation, painting, ice and snow removal, window washing, landscaping, groundskeeping, roof repair or replacement, relamping or replacement of luminaries, HVAC repairs and maintenance to include replacement of compressors, trash removal and the patching, painting and resurfacing of roads, driveways and parking lots;

          (viii) A management allowance for property management in an amount not to exceed five percent (5%) of Basic and Additional Rent for space in the Building payable to Landlord or the company or companies managing the Building, the Land and the Common Area, if any;

          (ix) Accounting and legal fees incurred in connection with the ownership, operation and maintenance of the Building, the Land and the Common Area or related thereto;

          (x) Any additional services not provided to the Building, the Land or the Common Area at the Commencement Date but thereafter provided by Landlord as Landlord shall deem necessary or desirable in connection with the management or operation of the Building, the Land and the Common Area;

          (xi) Any capital improvements made to the Building after the Commencement Date (other than those made for the addition of rentable square footage to the Building or for the sole benefit of a Building tenant pursuant to its lease), the cost of which shall be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance of such cost at the Interest Rate or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing said capital improvements;

          (xii) All Landlord's Taxes which are defined in Sections 6.3 below;

          (xiii) The costs incurred in implementing and operating any transportation management program, ride sharing program or similar program including, but not limited to, the cost of any transportation program fees, mass transportation fees or similar fees charged or assessed required by any governmental or quasi-governmental entity;

          (xiv) The cost to operate the on-site recreational/exercise facility on the Concourse Level. For purpose of this Section 6.2, the operating cost of this facility shall be a stipulated maximum of $25,000 for the Building in the Base Year.

     Notwithstanding the above, Operating Expenses shall not include and Tenant shall in no event have any obligation to perform or to pay for the following:

     (i) expenses for capital improvements made to the Demised Premises;

     (ii) Costs of repairs, restoration, replacements or other work occasioned by fire, windstorm or other casualty of an insurable nature (whether such destruction be total or partial) actually reimbursed to Landlord, the exercise by governmental authorities of the right of eminent domain, whether such taking exercise by governmental authorities of the right to eminent domain, whether such taking be total or partial, or the negligence or intentional tort of Landlord, or any subsidiary or affiliate of Landlord, or any representative, employee or agent of same (including the costs of any deductibles paid by Landlord);

     (iii) interest and amortization of funds borrowed by Landlord, whether secured or unsecured, and other financing costs, except for maintenance and repair;

     (iv) depreciation of the Building;

     (v) leasing commissions;

     (vi) costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due;

     (vii) recovered costs for any items to the extent covered by a manufacturer's materialmen's, vendor's or contractor's warranty (a "Warranty");

     (viii) income, excess profits, franchise taxes or other such taxes imposed on or measured by the income of Landlord from the operation of the Demised Premises, not including BPOL tax;

     (ix) costs of Landlord's defense of lawsuits against Landlord and any judgments or costs of settlement;

     (x) legal fees and other costs (including prepayment of any indebtedness) incurred in connection with any mortgaging, financing, refinancing, sale, charge of ownership or entering into or extending or modifying any financing, ground lease or any other lease or sublease to, or assumed by, directly or indirectly, Landlord, Landlord's agents or Landlord's affiliates;

     (xi) accounting fees, other than those incurred in connection with the preparation of statements required pursuant to the provisions of this Lease;

     (xii) costs and expenses (including court costs, attorneys' fees and disbursements) related to or in connection with disputes with any holder of a mortgage or by or among any persons having an interest in the Landlord or the Demised Premises;

     (xiii) any cost incurred in connection with the investigation or remediation of any Hazardous Materials located in, on, under or about the Demised Premised as of the date of the Lease or any Hazardous Materials stored, used or released by Landlord, its employees or agents after the date of the Lease, and any cost incurred in connection with any government investigation, order, proceeding or report with respect thereto. As used herein, the term "Hazardous Materials" includes any "hazardous substance" as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. 9604 et seq.), as amended, and any "hazardous waste" as that term is defined in the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq., as amended)(unless such substances were introduced in the Demised Premises by Tenant, its invitees or guests);

     (xiv) costs incurred in connection with a sale, lease or transfer (including testamentary transfers) of all or any part of the Demised Premises or any interest therein, or of any interest in Landlord, or in any person comprising, directly or indirectly, Landlord or in any person having an equity interest, directly or indirectly in Landlord;

     (xv) any costs, fines or penalties incurred as a result of a violation by Landlord of any legal requirements;

     (xvi) all costs and expenses (including services and utilities) payable directly by Tenant;

     (xvii) all costs associated with the initial construction of the Demised Premises;

     (xviii) costs and expenses incurred by Landlord associated with the operation of the business of the legal entity or entities which constitute Landlord (as opposed to operation of the Building);

     (xix) charitable or political contributions;

           a. costs occasioned by the act omission or violation of any Law by Landlord or any other occupant of the Building or their respective agents employees or contractors:

           b.  costs occasioned by casualty or condemnation:

           c. costs to correct any construction defect in the Premises or the Building or to comply with any law applicable to the Premises or the Building on the Commencement Date;

           d. costs of any renovation, improvement, painting or redecorating of any tenant premise of the Building not made available for Tenant's use;

           e. costs incurred in connection with marketing or advertising the Building, or the violation by Landlord or any occupant of the Building (other than Tenant) of the terms and conditions of any lease or other agreement;

           f. insurance costs for coverage not customarily paid by tenants of similar projects in the vicinity of the Premises, increases in insurance costs caused by the activities of another occupant of the Building, insurance deductibles in excess of $10,000, and co-insurance payments;

           g. costs incurred in connection with the presence of any hazardous material, except to the extent caused by the release or emission of the hazardous material in question by Tenant;

           h. costs in the nature of depreciation or other expense reserves;

           i. executives' salaries; and

           j. management fees in excess of five (5%) percent.

     6.3  Landlord's Taxes Defined.  "Landlord's Taxes" shall mean all taxes and
          -------------------------
assessments, including but not limited to, general or special, ordinary or extraordinary, foreseen or unforeseen, assessed, levied or imposed by any governmental authority upon the Building, the Land and the Common Area and upon the fixtures, machinery, equipment or systems in, upon or used in connection with any of the foregoing, and the rental, revenue or receipts derived therefrom, under the current or any future taxation or assessment system or modification of, supplement to, or substitute for such system. Landlord's Taxes also shall include special assessments which are in the nature of or in substitution for real estate taxes, including, without limitation, road improvement assessments, special use area assessments, school district assessments, and transportation taxes, fees or assessments, including, but not limited to, mass transportation fees, regional transportation district fees, metrorail fees, trip fees and similar fees and assessments, fees assessed by any air quality management district or other governmental or quasi-governmental entity regulating pollution, parking fees or parking taxes paid by Landlord. If at any time the method of taxation prevailing at the Date of Lease shall be altered so that in lieu of, as a substitute for or in addition to the whole or any part of the taxes now levied or assessed, there shall be levied or assessed a tax of whatever nature, then the same shall be included as Landlord's Taxes hereunder. Further, for the purposes of this Article, Landlord's Taxes shall include the reasonable expenses (including, without limitation, attorneys' fees) incurred by Landlord in challenging or obtaining or attempting to obtain a reduction of such Landlord's Taxes, regardless of the outcome of such challenge. Notwithstanding the foregoing, Landlord shall have no obligation to challenge Landlord's Taxes.

     6.4  Estimated Payments.  Landlord shall submit to Tenant, before the
          -------------------
beginning of each calendar year, a statement of Landlord's reasonable estimate of Landlord's Operating Expenses payable by Tenant during such calendar year.
In addition to the Basic Rent, Tenant shall pay to Landlord on or before the first day of each month during such calendar year an amount equal to one-twelfth (1/12) the estimated Landlord's Operating Expenses payable by Tenant for such calendar year as set forth in Landlord's statement. If Landlord fails to give Tenant notice of its estimated payments due under this Section for any calendar year, the Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous calendar year until a new estimate is provided. If Landlord determines that, because of unexpected increases in Landlord's Operating Expenses or other reasons, Landlord's estimate of Landlord's Operating Expenses was too low, then Landlord shall have the right to give a new statement of the estimated Landlord's Operating Expenses due from Tenant for such calendar year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such calendar year, and Tenant shall thereafter pay monthly estimated payments based on such new statement.

     6.5  Actual Landlord's Operating Expenses.  Within ninety (90) days after
          -------------------------------------
the end of each calendar year, Landlord shall submit a statement to Tenant showing the actual Landlord's Operating Expenses for such calendar year and Tenant's Proportionate Share of the amount by which such Landlord's Operating Expenses exceed the Expense Stop. If for any calendar year, Tenant's estimated monthly payments exceed Tenant's Proportionate Share of the amount by which the actual Landlord's Operating Expenses for such calendar year exceed the Expense Stop, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payments of estimated Landlord's Operating Expenses (or, in the last year of the Term, refund such overpayment directly to Tenant).

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

If for any calendar year Tenant's estimated monthly payments are less than Tenant's Proportionate Share of the amount by which the actual Landlord's Operating Expenses for such calendar year exceed the Expense Stop, then Tenant shall pay the total amount of such deficiency to Landlord within thirty (30) days after receipt of the statement from Landlord. If Tenant fails to pay such deficiency within thirty (30) days from receipt of the statement from Landlord, Tenant shall pay Landlord a late charge of five percent (5%) of the amount of such deficiency and any such deficiency shall bear interest, at the Interest Rate, from the thirty-first (31st) day to the date of payment thereof by Tenant. Landlord's and Tenant's obligations with respect to any overpayment or underpayment of Landlord's Operating Expenses shall survive the expiration or termination of this Lease.



     6.6  Allocation of Landlord's Operating Expenses to Tenant.  Landlord shall
          ------------------------------------------------------
equitably apportion to the extent possible the costs of utilities or services which are provided to one tenant or tenants to an appreciably different degree than to Building tenants at large. In the event that Tenant shall request that Landlord provide utilities or services other than, or in addition to, those contemplated at the commencement of this Lease, as specified in Section 12.1 below. Tenant agrees that Landlord may, by fifteen (15) days prior written notice to Tenant, charge Tenant for the cost of such additional utility or service as Additional Rent.

     6.7  Review Procedure.  If Tenant shall dispute any item or items included
          -----------------
by Landlord in determining Landlord's Operating Expenses or other Additional Rent for any Lease Year, and if such dispute is not resolved between Landlord and Tenant within sixty (60) days after such accounting has been rendered, either party may notify the other of its election to arbitrate said dispute. In such event, such dispute shall be resolved by an independent certified public accountant acceptable to Landlord and Tenant, which decision shall be conclusive and binding on both parties and final judgment thereon may be entered in any court of competent jurisdiction.

     6.8  Accounting Year.  Landlord may adopt a different accounting year than
          ----------------
the calendar year, in which case the times for payment of Additional Rent shall be adjusted accordingly.

     6.9  Credit for Refunds.  In the event that, during or after the Term of
          -------------------
this Lease, Landlord shall receive a refund for any tax or other sum included in the calculation of Landlord's Operating Expenses and paid by Tenant, Landlord shall repay Tenant's Proportionate Share of such refund (after deducting therefrom the cost and expense of obtaining such refund).

                                  ARTICLE VII

                                      USE

     7.1  General.  Tenant shall occupy the Premises solely for the Permitted
          --------
Use. The Premises shall not be used for any other purpose without the prior written consent of Landlord. Tenant shall comply, at Tenant's expense, with (i) all present and future laws, ordinances, regulations and orders of the United States of America, the Commonwealth of Virginia and any other public or quasi-public federal, state or local authority having jurisdiction over the Premises with respect to Tenant's specific use of the Premises, and (ii) any reasonable requests of Mortgagee or any insurance company providing coverage, with respect to the Premises. Tenant shall not use or occupy the Premises in any manner that is unlawful or dangerous or that shall constitute waste, unreasonable annoyance or a nuisance to Landlord or the other tenants of the Building.

     7.2  Hazardous Materials.  Tenant will not store, use or dispose of any
          --------------------
hazardous materials in, on or about the Premises, the Building or the Land. Tenant shall not use the Premises for any use which may give rise to the existence on the Premises, the Building or the Land of toxic materials, hazardous substances or hazardous waste as those terms are used in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 USC ss 9601 et seq, as amended, Superfund Amendments and Reauthorization Act of 1986, Resource Conservation and Recover Act of 1976 or in any other Federal, state or local law (and all regulations promulgated under any of same), as such laws are amended from time to time. Tenant will be solely responsible for and will defend, indemnify and hold Landlord and its Agents harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with Tenant's breach of its obligations under this Section. Tenant will be solely responsible for and will defend, indemnify and hold Landlord and its Agents harmless from and against any and all claims, costs, and liabilities, including attorney's fees and costs, arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Land to their condition existing prior to the appearance of Tenant's hazardous materials on the Premises. Tenant's obligations under this Section will survive the expiration or earlier termination of this Lease.

     7.3  Hazardous Materials Representation.  To the best knowledge of
          -----------------------------------
Landlord, (a) no hazardous material is present in the Premises or in the Building or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on or about the Building, and (c) no action, proceeding or claim is pending or threatened regarding the Building concerning any hazardous material or pursuant to any environmental law. Unless Tenant introduces such hazardous material, Tenant shall not be liable for, and Landlord shall indemnify, defend, protect and hold harmless Tenant, its agents, contractors, stockholders, directors, successors, representatives and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultant's fees) of every type and nature, directly or indirectly arising out of or in connection with any hazardous material present at any time in, or about the Building, or the soil, air improvements, groundwater or surface water thereof, or the violation of any environmental law, except to the extent that any of the foregoing actually results from the release or emission of hazardous material by Tenant or its agents, contractors, stockholders, directors, successors, representatives or assigns.

                                  ARTICLE VIII

                                    PARKING

     8.1  Parking Spaces.  Tenant will have pro-rata use on a first-come, first-
          ---------------
served basis of the vehicular and bicycle parking spaces on the Land. There shall be no charge for parking during the initial Term of the Lease.

     8.2  Changes to Parking Facilities.  Landlord shall have the right, from
          ------------------------------
time to time, without Tenant's consent, to change, alter, add to, temporarily close or otherwise affect the parking facilities on the Land in such manner as Landlord, in its reasonable discretion, deems appropriate including, without limitation, the right to designate reserved spaces available only for use by one or more tenants (however, in such event, those parking spaces shall still be deemed Common Area for the purpose of the definition of Landlord's Operating Expenses), provided that, except in emergency situations or situations beyond Landlord's control, Landlord shall provide alternative parking facilities.

                                   ARTICLE IX

                                     SIGNS

     No sign, advertisement or notice shall be inscribed, painted, affixed, placed or otherwise displayed by Tenant on any part of the Land or the outside or the inside (including, without limitation, the windows) of the Building or Premises. In addition to suite signage provided by Landlord, Landlord shall provide, at Landlord's expense, a listing on the Building directory of Tenant's business name. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay any and all expenses incurred by Landlord in such removal, together with interest thereon at the Interest Rate, upon demand. Landlord shall have the right to prohibit any sign, advertisement, notice or statement to the public by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class office building. Notwithstanding the above, Landlord will permit, at Tenant's sole cost and expense, Building spandrel signage (i.e., on the spandrel between the Concourse Level and First Floor) with Toll Road exposure and a place on the Building monument sign at the specific entrance to the Building with Tenant's name or logo on it. Should tenant expand to lease 60,000 rentable square feet or more, Tenant shall have the right, subject to availability , to Building exterior signature signage with Toll Road visibility.

                                   ARTICLE X

                  INITIAL CONSTRUCTION; ALTERATIONS; SURRENDER

     10.1 Initial Construction.  Landlord and Tenant agree that the construction
          ---------------------
of the Tenant work and other initial construction with respect to the Premises shall be performed in accordance with Exhibit B-1 attached hereto and made a part hereof. Tenant shall be solely responsible for all Initial Construction.

     10.2 Alterations.  (A)  For the purposes of this Section, "Alterations"
          ------------
shall mean any alterations, additions, decorations, or improvements to the Premises or the Building. Tenant shall have the right without Landlord's prior consent to make Alterations to or upon the Premises which i) are non-structural in nature, ii) do not disrupt any other tenants of the Building, iii) do not affect any Building systems, and iv) are not visible from outside the Premises; provided, however, that Tenant must furnish Landlord with notice and detailed plans and specifications of any such Alterations at least fifteen (15) days prior to the commencement of such work. Tenant shall not make or permit any other Alterations without the prior written consent of Landlord. Regardless of whether or not Landlord's consent is required to an Alteration, Landlord may impose any reasonable conditions to the performance of the Alterations, including without limitation, (i) delivery to Landlord of written and unconditional waivers of mechanic's and materialmen's liens as to the Premises, the Building and the Land for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers participating in the Alterations, (ii) prior approval of the plans and specifications and Tenant's contractor(s) with respect to the Alterations, (iii) supervision of the Alterations by Landlord's representative at Tenant's expense and (iv) delivery to Landlord of payment and performance bonds naming Landlord and Mortgagee as obligees. All Alterations, whether or not Landlord's consent is required, shall conform to the requirements of Landlord's and Tenant's insurers and of the Federal, state and local governments having jurisdiction over the Premises, shall be performed in accordance with the terms and provisions of this Lease in a good and workmanlike manner befitting a first class office building and shall not adversely affect the value, utility or character of the Premises. Should permits of any kind and nature be required by Federal, state or local government(s) having jurisdiction over the Premises, Tenant shall be responsible for securing the permits and the cost of same and furnishing copies of such permits to Landlord.

     (B) If the Alterations are not performed as herein required, Landlord shall have the right, at Landlord's option, to halt any further Alterations, or to require Tenant to perform the Alterations as herein required or to require Tenant to return the Premises to its condition before such Alterations.

     (C) Within thirty (30) days of the completion of the Alterations, Tenant shall furnish Landlord with one set of reproducible sepias showing the actual, as-built Alterations as they were delivered in the Premises, certified and inspected by the architects and engineers who prepared the plans and specifications.

     (D) Notwithstanding the foregoing, if any mechanic's or materialmen's lien is filed against the Premises, the Building or the Land for work claimed to have been done for, or materials claimed to have been furnished to or for the benefit of, Tenant, such lien shall be discharged of record by Tenant within ten (10) days by the payment thereof or the filing of any bond required by law. If Tenant shall fail to discharge any such lien, Landlord may (but shall not be obligated) discharge the same, the cost of which shall be paid by Tenant within three (3) days of demand by Landlord. If Tenant fails to pay the cost within five (5) days of demand by Landlord, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount. In addition, such late payment shall bear interest, at the Interest Rate, from the fourth (4th) day to the date of payment thereof by Tenant. Such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. Neither Landlord's consent to any Alteration nor anything contained in this Lease shall be deemed to be the agreement or consent of Landlord to subject Landlord's interest in the Premises, the Building or the Land to any mechanic's or materialmen's liens which may be filed in respect of any Alteration.

     10.3 Treatment of Alterations at Expiration Date or Earlier Termination of
          ---------------------------------------------------------------------
Lease. At the time Landlord approves an Alteration, Landlord shall notify Tenant
-----
of the extent of any Alterations which shall remain on the Premises, which Alterations shall be surrendered at the end of the Lease Term as the property of the Landlord. Landlord shall not waive any rights with respect to Alterations made by Tenant and not known to Landlord two months before the end of the Lease Term.

     Tenant shall have the obligation, with respect to other Alterations, to restore the Premises to the condition existing prior to such Alterations, at Tenant's expense, to include all necessary design and permit costs, using licensed contractors acceptable to Landlord, unless this obligation was affirmatively waived by Landlord in writing prior to the time such Alterations were initially made. Landlord shall have the option, with respect to such Alterations, to be paid by Tenant the amount of money which would necessary to have the Premises restored to a condition existing prior to such Alterations using an outside licensed third party contractor, to includeing supervisory, design and permit costs. In the latter circumstance, if Tenant fails to pay the amount invoiced due within thirty (30) days from receipt of an itemized invoice from Landlord, Tenant shall pay Landlord a late charge of five (5%) percent of the amount invoiced for each month the payment is overdue, plus interest at the Interest Rate from thirty (30) days after invoice submittal until date of payment by Tenant, in addition to the sums described in the original invoice.

     10.4 Landlord Alterations.  Landlord shall have no obligation to make any
          ---------------------
Alterations in or to the Premises, the Building, the Common Area or the Land except as specifically provided in Exhibit B-1. Landlord hereby reserves the right, from time to time, to make Alterations to the Building, change the Building dimensions, erect additional stories thereon and attach other buildings and structures thereto, and to erect such scaffolding and other aids to construction as Landlord deems appropriate, and no such Alterations, changes, construction or erection shall constitute an eviction, constructive or otherwise, or permit Tenant any abatement of Rent or claim against Landlord.

     10.5  Low Voltage Cabling.  Low voltage cabling for control, alarms, phone,
           -------------------
data, and computer networking shall be installed in accordance with local codes and the current version of the National Electrical Code. All cabling shall be hung off building structural elements via J-hooks or raceways accessible from the underside. If copper wiring is used for data communications or networking, it shall be in accordance with the attached specifications (see Exhibit F). To the extent not superseded by the specifications of Exhibit F, the cable plant shall conform to EIA/TIAA standards 568A, 569, 606, 607, and TSB 67,72 75 where applicable. Cabling penetrations between fire-rated areas shall be made with UL rated fixtures incorporating removable sleeves to facilitate re-wiring. Each cable runout from a central distribution point to a wall socket shall be tested to a 155 Mhz transmission rate, and copies of test reports for each run shall be kept and supplied to Landlord upon request. A current wiring map shall be maintained for all low voltage cabling within the Premises and the terminations of each cabling runs shall be identified by number both at the end of the wires and on the socket plate within the wall, to enable rapid re-use of such cabling by a successor tenant. Network hubs and switches shall be considered personal property of the Tenant, but all other cabling infrastructure shall either be surrendered to the Landlord in good operating condition at Lease termination, or at Landlord's option, removed at Tenant's expense.

       10.6  Surrender of the Premises.  Tenant shall peaceably surrender the
       --------------------------------
Premises, including any and all Leasehold Improvements installed during the Term regardless of whether Landlord or Tenant installed or paid for them, to Landlord on the Expiration Date or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including, without limitation, the repair of any damage to the Premises caused by the removal of any of Tenant's personal property from the Premises, except for reasonable wear and tear and loss by fire or other casualty not caused by Tenant or its Agents. Any of Tenant's personal property left on or in the Premises, the Building or the Common Area after the Expiration Date or earlier termination of this Lease shall be deemed to be abandoned, and, at Landlord's options, shall become property of title shall pass to Landlord under this Lease. Notwithstanding the foregoing, Tenant shall be allowed to remove, at the end of their Lease Term, and restore the Premises, Building and grounds, its UPS system, generator, supplemental HVAC systems, audio visual and other electronic equipment.

     10.7 Dispute Resolution.   Any dispute over the rights or obligations of
          ------------------
Landlord or Tenant with respect to issues covered by this Article X, either party will have the right to invoke binding arbitration with respect to such issues pursuant to the procedure set forth in Exhibit G.

                                   ARTICLE XI

                             MAINTENANCE AND REPAIR

     11.1 Landlord's Obligation.  As long as no Event of Default has occurred
          ----------------------
and is continuing, Landlord shall keep and maintain in good repair and working order the Building, the Common Area, and the equipment within and serving the Premises and the Building (excluding above-standard improvements installed or paid for by Tenant) that are required for the normal maintenance and operation of the Premises and the Building. The cost of such maintenance and repairs to the Building, the Common Area and said equipment shall be included in the Landlord's Operating Expenses and paid by Tenant as provided in Article VI herein. Tenant agrees to give Landlord prompt notice of any defective conditions which come to its attention. In addition, Tenant will benefit from all Year 2000 warranties/guarantees associated with the Base Building's systems.

     11.2 Tenant's Obligation.  Tenant shall maintain and repair any above-
          --------------------
standard equipment, fixtures or other improvements to the Premises and all personal property within the Premises and shall repair, at its expense, any and all damage caused by Tenant or Tenant's Agents to the Building, the Common Area, or the Premises, including equipment within and serving the Building, ordinary wear and tear excepted. Notwithstanding the foregoing, Tenant shall bear the cost of but shall not perform without Landlord's prior consent any repairs which would affect the Building's structure or mechanical or electrical systems or which would be visible from the exterior of the Building or any interior Common Area of the Building. In the event Landlord makes such repair or performs such maintenance, Landlord may add the cost thereof to the first installment of Rent which shall thereafter become due.

     11.3 Landlord's Right to Maintain or Repair.  If, within five (5) days
          ---------------------------------------
following notice to Tenant, Tenant fails to commence to repair or replace any damage to the Premises or Building which is Tenant's obligation to perform, and diligently pursue timely completion of such repair and replacement, Landlord may, at its option, cause all required maintenance, repairs or replacements to be made. Tenant shall promptly pay Landlord all costs incurred in connection therewith plus interest thereon at the Interest Rate from the due date until paid. In addition, where Tenant is prevented under Section 11.2 from performing certain maintenance or repairs which are Tenant's obligation and Landlord performs same, Tenant shall promptly pay to Landlord all costs incurred in connection therewith plus interest thereon at the Interest Rate from the due date until paid.

                                  ARTICLE XII

                        LANDLORD SERVICES AND UTILITIES

     12.1 Ordinary Services to the Premises.  As long as no Event of Default has
          ----------------------------------
occurred and is continuing, Landlord shall furnish to the Premises throughout the Term (i) electricity, heating and air conditioning appropriate for the Permitted Use during the normal business hours set forth in Exhibit C, except for holidays set forth in Exhibit D; (ii) normal and customary janitorial and char services as outlined in Exhibit E; (iii) regular trash removal from the Premises; (iv) hot and cold water from points of supply; (v) restrooms as required by applicable code; and (vi) elevator service; provided that Landlord shall have the right to remove such elevators from service as may be required for moving, freight or for servicing or maintaining the elevators or the Building. The cost of all services provided by Landlord hereunder shall be included within Landlord's Operating Expenses, unless charged directly (and not as or part of Landlord's Operating Expenses) to Tenant or another tenant of the Building.

     12.2  After-Hours Services to the Premises.  If Tenant requires or requests
           -------------------------------------
that the services to be furnished by Landlord (except Building standard electricity and elevator service) be provided during periods in addition to the periods set forth in Section 12.1, then Tenant shall pay upon demand Landlord's additional expenses resulting therefrom. Landlord may, from time to time during the Term, set a per hour charge for after-hours service which shall include the cost of the utility, service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such after-hours service. The current cost is $45.00 per hour per unit.

     12.3  Interruption of Services.  Landlord shall not be liable for, nor
           -------------------------
shall there be any abatement of Rent or constructive eviction for, the failure to furnish, or the delay or suspension in furnishing, any of the services either ordinary or extraordinary required under this Article, whether caused by breakdown, maintenance, repair, strikes, scarcity of labor or materials, acts of God or any other cause whatsoever, unless due to the gross negligence or willful misconduct of Landlord.

     12.4  Meters.  Landlord reserves the right to separately meter or monitor
           -------
the utility services provided to the Premises and bill the charges directly to Tenant or to separately meter any other tenant and bill the charges directly to such tenant and to make appropriate adjustments to the Expense Stop based on the meter charges. Tenant also shall have the right to arrange its own separately metered service, all costs thereof to be paid for by Tenant.

     12.5  Utility Charges.  All telephone, electricity, gas, heat and other
           ----------------
utility service used by Tenant in the Premises shall be paid for by Tenant except to the extent the cost of same is included within Landlord's Operating Expenses.

                                  ARTICLE XIII

                             RULES AND REGULATIONS

     Tenant and its Agents shall at all times abide by and observe the rules and regulations attached as Exhibit C and any amendments or supplements thereto (the "Rules and Regulations") that may be promulgated from time to time by Landlord for the operation and maintenance of the Building and the Common Area and the Rules and Regulations shall be deemed to be covenants of the Lease to be performed and/or observed by Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or the terms or provisions contained in any other lease, against any other tenant of the Building. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other building lease. If there is any inconsistency between this Lease and the Rules and Regulations, this Lease shall govern. Landlord reserves the right to amend and modify the Rules and Regulations as it deems necessary.

                                  ARTICLE XIV

                             LIABILITY OF LANDLORD

     14.1  No Liability.  Landlord and its Agents shall not be liable to Tenant
           -------------
or its Agents for, and Tenant, for itself and its Agents, does hereby release Landlord and its Agents from liability for, any damage, compensation or claim arising from (i) the necessity of repairing any portion of the Premises or the Building or the Common Area or any structural defects thereto, (ii) any interruption in the use of the Premises or the Common Area, (iii) fire or other casualty or bodily, personal or property injury, damage or loss resulting from the use or operation (by Landlord, Tenant, or any other person whomsoever) of the Premises or the Building or the Common Area, (iv) the termination of this Lease, (v) robbery, assault or theft, or (vi) any leakage in the Premises or the Building from water, rain, snow or other cause whatsoever, unless, in any of the foregoing instances, such claim arises from the gross negligence or willful misconduct of Landlord or its Agents. No such occurrence shall give rise to diminution of Rent or constructive eviction. Any goods, automobiles, property or personal effects stored or placed by Tenant or its Agents in or about the Premises, the Building or the Common Area shall be at the sole risk of Tenant, and Landlord and its Agents shall not in any manner be held responsible therefor. Except to the extent expressly prohibited by law, Tenant hereby waives any claim it might have against Landlord or its Agents for any consequential damages sustained by Tenant arising out of the loss or damage to any person or property of Tenant.

     14.2  Indemnity.  Tenant shall indemnify and hold Landlord and its Agents
           ----------
harmless from and against any and all damage, claim, liability, cost or expense (including, without limitation, attorneys' or other professionals' fees) of every kind and nature (including, without limitation, those arising from any injury or damage to any person, property or business) incurred by or claimed against Landlord or its Agents, directly or indirectly, as a result of, arising from or in connection with Tenant's or its Agents' use and occupancy of the Premises, the Building or the Common Area.

     14.3 Landlord Indemnity. Landlord shall indemnify Tenant. Notwithstanding anything to the contrary in this Lease, Landlord shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Tenant from, all losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the gross negligence or willful misconduct of Landlord or it agents, contractors, representatives or invitees, Landlord's violation of any law, order or regulation, or a breach of Landlord's obligations or representations under the Lease.

                                   ARTICLE XV

                                   INSURANCE

     15.1 Insurance Rating.  Tenant shall not conduct or permit any activity, or
          -----------------
place any equipment or material, in or about the Premises, the Building or the Common Area which will increase the rate of fire or other insurance on the Building or insurance benefitting any other tenant of the Building; and if any increase in the rate of insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to any activity, equipment or material of Tenant in or about the Premises, the Building or the Common Area, such statement shall be conclusive evidence that the increase in such rate is due to the same and, as a result thereof, Tenant shall pay such increase to Landlord upon demand.

     15.2  Liability Insurance.  Tenant shall, at its sole cost and expense,
           --------------------
procure and maintain throughout the Term a comprehensive general liability policy insuring against claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in, maintenance and use of the Premises, Building and Common Area, and (iv) Tenant's liability assumed under this Lease. Such insurance shall be in amounts not less than those approved by Landlord from time to time, with an initial requirement of a combined single limit of not less than One Million and No/100 Dollars ($1,000,000.00). Such insurance shall also include coverage against liability for bodily injuries or property damage arising out of the use by or on behalf of Tenant by any owned, non-owned, or hired transportation vehicles for a limit not less than that specified above.

     15.3  Personal Property/Improvements Insurance.  Tenant shall, at its sole
           -----------------------------------------
cost and expense, procure and maintain throughout the Term a property insurance policy (written on an "All Risk" or "Special Causes of Loss" basis) insuring all (One hundred (100%) percent) of Tenant's personal property, including but not limited to equipment, furniture, fixtures, furnishings and leasehold improvements installed at the Premises by Landlord or Tenant for not less than the full replacement cost of said property. All proceeds of such insurance shall be used to repair or replace Tenant's property and improvements to the Premises.

     15.4  Other Insurance.  Tenant shall, at all times during the Term hereof,
           ---------------
maintain in effect worker's compensation insurance as required by applicable law and business interruption insurance reasonably satisfactory to Landlord.

     15.5  Requirements of Insurance Coverage.  All such insurance required to
           -----------------------------------
be carried by Tenant herein shall be with an insurance company licensed to do business in the Commonwealth of Virginia and approved by Landlord. Such insurance (i) shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has released its right of action against any party before the occurrence of a loss; (ii) shall name

Landlord, and at Landlord's request, any mortgagee or ground lessor, as additional insureds and loss payees as our interest may appear; (iii) shall provide that the policy shall not be canceled, failed to be renewed or materially amended without at least forty-five (45) days' prior written notice (fifteen (15) days if due to non-payment of premium) to Landlord and, at Landlord's request, any Mortgagee; and (iv) shall provide protection against any peril included within the classification "All Risk" or "Special Causes of Loss", including, but not limited to vandalism, malicious mischief, theft, sprinkler leakage, earthquake and flood damage. If this Lease is terminated as the result of a casualty in accordance with Section XIX, the proceeds of said insurance attributable to the replacement of all tenant improvements at the Premises shall be paid to Landlord. On or before the Commencement Date and, thereafter, not less than thirty (30) days before the expiration date of the insurance policy, an original of the policy (including any renewal or replacement policy) or a certified copy thereof, together with evidence satisfactory to Landlord of the payment of all premiums for such policy, shall be delivered to Landlord and, at Landlord's request, to any Mortgagee.

     15.6  Waiver of Subrogation.  If either party hereto is paid any proceeds
           ----------------------
under any policy of insurance naming such party as an insured, on account of any loss or damage, then such party hereby releases the other party hereto and all other tenants, to and only to the extent of the amount of such proceeds, from any and all liability for such loss or damage, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortuous act or omission of the other party or its Agents; provided, that such release shall be effective only as to a loss or damage occurring while the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in any such policy.

     15.7  Security.  In the event that Landlord engages the services of a
           ---------
professional security system for the Building or adopts any policy to promote security for the Building, it is understood that such engagement or policy shall in no way increase Landlord's liability for occurrences and/or consequences which such a system or policy is designed to detect or avert and that Tenant or its Agents shall look solely to Tenant's insurer as set out above for claims for damages or injury to any person or property.

     15.8 Landlord shall be required to maintain property insurance on Building equal to full replacement value.

                                  ARTICLE XVI

                         RIGHT OF ENTRY AND IMPROVEMENT

     Except in the case of emergencies, Tenant shall permit Landlord or its Agents, with 24 hour advance notice at any time and without notice, to enter the Premises, without charge therefor to Landlord and without diminution of Rent,
(i) to examine, inspect and protect the Premises and the Building, (ii) to make such alterations and repairs or performs such maintenance which in the sole judgment of Landlord may be deemed necessary or desirable, (iii) to exhibit the same to prospective purchasers of the Building or to present or future Mortgagees or (iv) to exhibit the same to prospective tenants during the last ten (10) months of the Term and to erect on the Premises a suitable sign indicating the Premises are available. Should Tenant on its own volition vacate the Premises or any portion thereof within six (6) months prior to the expiration of the Term and not sublet such portion, Landlord or Landlord's Agent shall have the right, without notice, to restore, refit or improve such vacated portion of the Premises for a successor tenant, without affecting Tenant's obligation to pay Rent under Article IV.

                                  ARTICLE XVII

                        TENANT'S EQUIPMENT AND PROPERTY

     17.1  Moving Tenant's Property.  Any and all damage or injury to the
           -------------------------
Premises or the Building caused by moving the property of Tenant into or out of the Premises, or due to the same being on the Premises, shall be repaired by Landlord, at the expense of Tenant. No furniture, equipment or other bulky matter of any description shall be received into the Building or carried in the elevators except as may be approved in writing by Landlord, and the same shall be delivered only through the designated delivery entrance and freight elevator in the Building, at such times as shall be designated by Landlord. All moving of furniture, equipment, and other materials shall be under the direct control and supervision of Landlord; provided, however, in no event shall Landlord be responsible for any damages to or charges for moving the same. Tenant shall promptly remove from the Common Area any of Tenant's furniture, equipment or other property there deposited.

     17.2  Installing and Operating Tenant's Equipment.  Except for Initial
           --------------------------------------------
Construction, without first obtaining the written consent of Landlord, Tenant shall not install or operate in the Premises (i) any electrically operated equipment or other machinery, other than standard office equipment that does not require wiring, cooling or other service in excess of Building standards, (ii) any equipment of any kind or nature whatsoever which will require any changes, replacements or additions to, or changes in the use of, any water, heating, plumbing, air conditioning or electrical system of the Premises or the Building, or (iii) any equipment which places a load upon the framed floor of the Premises exceeding an average rate of fifty (50) pounds live load per square foot of the Premises. Landlord's consent to such installation or operation may be conditioned upon the payment by Tenant of additional compensation for any excess consumption of utilities and any additional power, wiring, cooling or other service (as determined in the reasonable discretion of Landlord) that may result from such equipment. Machines and equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein so as to be objectionable to Landlord or any other Building tenant shall be installed and maintained by Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

                                 ARTICLE XVIII

                           ASSIGNMENT AND SUBLETTING

     18.1  General.  Tenant shall not, without Landlord's prior written consent,
           --------
not to be unreasonably withheld, conditioned or delayed (i) assign this Lease nor sublet the Premises in whole or in part, and shall not permit Tenant's interest in the Lease to be vested in any third party by operation of law or otherwise except as provided below.



     18.2  Landlord's Rights Upon Proposed Subletting.  Should Tenant desire to
           -------------------------------------------
sublet any part of the Premises, Tenant shall not be permitted so to sublet until Tenant shall have given Landlord at least thirty (30) days prior written notice of Tenant's intention to offer such space for sublet and specifying the
terms of such sublet.  Landlord shall have the right for thirty (30) days   from
receipt of such notice to (i) sublet or (ii) take an assignment from Tenant, upon the terms and for the period set forth in the notice. In the event Landlord exercises any right to sublease or take assignment of space from Tenant, Landlord shall remit each month to Tenant rent in accordance with the terms set forth in the aforesaid notice for the period of the sublease or assignment. In such event, Tenant shall not be responsible for any failure to pay rent by the occupant of the portion of the Premises sublet or assigned to the Landlord, and Tenant further shall not be responsible for other Tenant obligations with respect to such portion of the Premises for the term of such sublet or assignment. Should Landlord not elect to accept assignment of such space, Tenant may sublet the same only after obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant agrees that disapproval of such sublet by Landlord's lender is deemed a reasonable basis for withholding consent.

     18.3  Landlord's Right to Terminate.  Should Tenant desire to sublet more
           ------------------------------
than fifty (50%) percent of the rentable space in the Premises, in the aggregate, or if Tenant desires to assign this Lease in whole or in part, then Landlord shall have the right, in addition to the foregoing, to terminate this Lease by giving notice thereof to Tenant within thirty (30) days from the date of Tenant's notice to Landlord and this Lease shall thereupon terminate on the date specified in Landlord's notice but not earlier than thirty (30) days nor later than the end of the next calendar month after the date of Landlord's notice to Tenant exercising such right of termination. Such termination shall not be deemed a default by Tenant under this lease and Tenant shall be relieved of all obligations under this Lease accruing after the date of such termination. In this event, any Security Deposit then outstanding will be returned to Tenant.

     18.4  Conditions to a Sublease or Assignment by Tenant.  After receipt of
           -------------------------------------------------
Landlord's written consent, a duly executed copy of the sublease shall be delivered to Landlord for Landlord's review and approval, which shall be given within ten (10) business days of such delivery to Landlord. All subleases shall provide that the subtenant must comply with all applicable terms and conditions of this Lease. All assignments shall contain an assumption by the assignee of all the terms and obligations of this Lease. Should Landlord consent to the proposed assignment or subletting, Tenant shall pay to Landlord, upon Tenant's receipt thereof, one-half ( 1/2) of any amount of cash in excess of that which would be received by Landlord for the sublet space, of rent or other sums directly or indirectly received by Tenant from any subtenant or assignee including any rent or other sums which may exceed the Basic Rent and Additional Rent due hereunder after the provision of reasonable costs and expenses in connection with the sublet, such as tenant improvements and leasing commissions. Tenant agrees that, notwithstanding any assignment or sublease, and notwithstanding the acceptance of rent by the Landlord from an assignee, sublessee, or any other part, the Tenant shall remain fully liable for the payment of rent due and to become due under this Lease and for the performance of all the covenants, agreements, terms, provisions, and conditions of this Lease on the part of Tenant to be performed or observed.

     18.5  Additional Conditions.  Any transfer of this Lease from Tenant by
           ----------------------
merger, reorganization, liquidation, or the sale, conveyance, transfer by bequest or inheritance, or other transfer of a controlling interest in Tenant (whether by transfer of stock, partnership interests or otherwise) shall constitute an assignment for the purposes of this Lease. No assignment or subletting shall be made to any person or entity for the conduct of a business which is not in keeping with the requirements of the applicable zoning regulations and standards and general character of the Building. All Lease Options associated with the Lease do not automatically convey with the assignment or subletting of this Lease and specific approval must be requested and obtained from Landlord. Consent to a given assignment or sublease shall not relieve Tenant or subtenant from its obligation to receive Landlord's written consent to any subsequent assignment or sublease pursuant to the procedure of this section. Notwithstanding the above, occupancy by any affiliate or subsidiary shall not be considered an assignment or sublease.

                                  ARTICLE XIX

                              DAMAGE; CONDEMNATION

     19.1  Damage to the Premises.  If the Premises shall be damaged by fire or
           -----------------------
other cause without the fault or negligence of Tenant or its Agents, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effect a satisfactory settlement with any insurance company involved) repair such damage at the expense of Landlord; provided, however, that Landlord's obligation to repair such damage shall not exceed the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee). Notwithstanding the foregoing, if the Premises or the Building is damaged by fire or other cause to such an extent that, in Landlord's sole judgment, the damage cannot be substantially repaired within one hundred eighty (180) days after the date of such damage, or if the Premises are damaged during the last Lease Year , then Landlord or Tenant within thirty (30) days from the date of such damage may terminate this Lease by notice to the other. If either Landlord or Tenant terminates this Lease, the Rent shall be apportioned and paid to the date of such termination. If neither Landlord nor Tenant so elects to terminate this Lease but the damage required to be repaired by Landlord is not repaired within one hundred eighty
(180) days from the date of such damage (such one hundred eighty (180) day period to be extended by the period of any delay outside the direct control of Landlord plus a reasonable period for a satisfactory settlement with any insurance company involved), Tenant, within thirty (30) days from the expiration of such one hundred eighty (180) day period (as the same may be extended), may terminate this Lease by notice to Landlord. During the period that Tenant is deprived of the use of the damaged portion of the Premises, and provided such damage is not the consequence of the fault or negligence of Tenant or its Agents, Basic Rent and Tenant's Proportionate Share shall be reduced by the ratio that the rentable square footage of the Premises damaged bears to the total rentable square footage of the Premises before such damage. All injury or damage to the Premises or the Building resulting from the fault or negligence of Tenant or its Agents shall be repaired by Tenant, at Tenant's expense, and Basic Rent shall not abate. If Tenant shall fail to do so or if Landlord shall so elect, Landlord shall have the right to make such repairs, and any expense so incurred by Landlord, together with interest thereon at the Interest Rate, shall be paid by Tenant upon demand. Notwithstanding anything herein to the contrary, Landlord shall not be required to rebuild, replace or repair any above-standard work or improvements or any other personal property of Tenant.

     19.2  Condemnation.  If more than fifty percent (50%) of the Premises or
           -------------
the Building shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), then the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Basic Rent shall be pro-rated to the date when title vests in such governmental or quasi-governmental authority. If fifty percent (50%) or less of the Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), Basic Rent and Tenant's Proportionate Share shall be reduced by the ratio that the portion so taken bears to the rentable square footage of the Premises before such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and this Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) as a result of such taking, and Tenant hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as compensation or damages as a result of such taking; provided, however, that Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant's property (other than its leasehold interest in the Premises) which does not, under the terms of this Lease, become the property of Landlord at the termination hereof as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord's award. Tenant hereby assigns to Landlord any right and interest it may have in any award for its leasehold interest in the Premises.

                                  ARTICLE XX

                               DEFAULT OF TENANT

     20.1 Monetary Default.  The following events shall be deemed to be events
          ----------------
of monetary default by Tenant under this Lease. Landlord shall notice Tenant of such Monetary Default and Tenant shall have five (5) days from such notice to cure.

     (A) Tenant shall fail to pay when due, any installment of Basic Rent, Additional Rent, Operating Expense, Real Estate Tax or any other payment or reimbursement to Landlord required herein when due and such failure shall continue for a period of five (5) business days from the date such payment was due;

     (B) Tenant shall become insolvent or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors or shall transfer all or substantially all of its assets to another person or entity.

     (C) Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code or under any similar law or statute of the United States or any state thereof, or an order for relief shall be entered against Tenant in any proceeding filed against Tenant thereunder, which is not discharged within thirty (30) days;

     (D) A receiver or trustee shall be appointed for all or substantially all the assets of Tenant;

     (E) Tenant shall generally not pay its debts as such debts become due;

     (F) Tenant shall vacate all or a substantial portion of the Premises and is not actively subleasing the vacant Premises, prior to four (4) months before the termination of the Lease Term, whether or not the Tenant is in default of the rental payments due under this Lease.

     20.2  Non-Monetary Default: The following events shall be deemed to be
           --------------------
events of non-monetary default by Tenant under this Lease.

     (A) Tenant shall fail to maintain any insurance required hereunder;

     (B) Tenant refuses to take possession of the Premises upon Substantial Completion of the Premises;

     (C) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this paragraph) and shall not cure such failure within fifteen (15) days after written notice thereof to Tenant or such longer period reasonably required if Tenant is diligently pursuing such cure.

     20.3 Remedies: Upon occurrence of any Event of Default that continues
          --------
beyond any applicable cure period, Landlord, without prejudice to any other rights or remedies Landlord may have under this Lease or otherwise, shall have the option to pursue any one, all or combination of the following remedies without a notice or demand whatsoever.

     (A) Terminate this Lease by giving written notice to that effect to the Tenant, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, re-enter and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any other claim for damages. In the event Landlord elects to terminate this Lease by reason of an event of default, then not-withstanding such termination, Tenant shall be liable for and shall pay to Landlord, the sum of all rental and other indebtedness accrued to date of such termination, plus at its option, at any time, the Landlord may choose to accelerate the entire balance due under the remainder of the Lease and any other monies due under the Lease required to be paid by Tenant to Landlord until the Expiration Date of the Lease at the then present value of all rents and other amounts as may be due in the future, with the Interest Rate as the discount rate for such a present value calculation, and with a reduction to be given for the total amount actually recovered from any reletting, net of reasonable reletting expenses to include brokerage and management fees, which may be paid to an affiliate of Landlord, redecoration or rebuilding costs for tenant fit-out, legal costs of reletting, costs of removing or storing Tenant's or other occupant's property, and other expenses reasonably incurred in the business of leasing and preparing office space for occupancy;

     (B) Alter all locks and other security devises at the Premises without terminating this Lease;

     (C) Re-enter and take possession of the Premises by legal process or by expelling or removing Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim for damages therefore; and relet the Premises and receive the rent therefore. No legal process, re-entry, re-letting or taking possession of the Premises by the Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to the Tenant. In the event that Landlord elects to retake or repossess the Premises, the Tenant shall be liable for and shall pay to Landlord, all rental and other indebtedness accrued to date of such repossession, plus at its option, at any time, the Landlord may choose to either: (1) accelerate the entire balance due under the remainder of the Lease and any other monies due under the Lease required to be paid by Tenant to Landlord until the Expiration Date of the Lease, including those referred to in Section 20.2(A) above; or (2) seek payment from Tenant for the difference between all sums due to Landlord from Tenant under this Lease and the amount received by Landlord through re-letting the Premises; Landlord may choose suit under option (2) and later accelerate under option (1); and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights or remedies including reasonable attorney's fees and fifteen percent (15%) interest per annum on all the sum owing by Tenant to Landlord.

     (D) In the event Landlord may elect to gain possession of the Premises by a legal proceeding, Tenant hereby specifically waives any statutory notice which may be required prior to such proceeding, and agrees that Landlord's execution of this Lease is, in part considered for this waiver;

     (E) Enter upon the Premises without being liable for prosecution or any claim for damages therefore, and do what ever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur and thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise;

     (F) In the event of termination or repossession of the Premises for an event of default, Landlord shall not have any obligation to relet or attempt to relet the Premises or any portion thereof, or to collect rental after re-letting, and in the event of reletting, Landlord may reject the whole or any portion of the Premises for any period to any tenant and for any use and purpose;

     (G) Landlord shall have a lien upon all the personal property of Tenant located in the Premises, as and for security for the rent and other obligations of Tenant herein provided. In order to perfect and enforce said lien, Landlord may at any time after default in the payment of rent or default of other obligations, seize and take possession of any and all personal property belonging to Tenant which may be found in and upon the Premises. If Tenant fails to redeem the personal property so seized, by payment of whatever sum may be due Landlord under and by virtue of the provisions of this lease, then and in that event, Landlord shall have the right, after twenty (20) days written notice to Tenant of its intention to do so, to sell such personal property so seized at public or private sale and upon such terms and conditions as to Landlord may appear advantageous, and after the payment of all proper charges incident to such sale, apply the proceeds thereof to the payment of any balance due to Landlord on account of rent or other obligations of Tenant pursuant to this Lease. In the event there shall then remain in the hands of Landlord any balance realized from the sale of said personal property as aforesaid, the same shall be paid over to Tenant. The exercise of the foregoing remedy by Landlord shall not relieve or discharge Tenant from any deficiency owed to Landlord which Landlord has the right to enforce pursuant to any other provision of this Lease.

     (H) Landlord, at its option, may bring a legal proceeding to recover from Tenant any monies owed under this Lease without seeking possession of the Premises. Such proceeding shall not be considered a termination of the Lease and Landlord shall retain the right to seek continuing rents as well as the right to accelerate all monies as provided in Section 20.3(A) above owed for the full term of the Lease in subsequent legal proceedings. In the event of a default under 20.2(C) that remains uncured after fifteen (15) days from Date of Notice, and Landlord does not elect to accelerate monies due under the Lease, Tenant shall pay 110% of the sum of Basic Rent, Additional Rent, Landlord's Operating Expenses, real estate tax or any other payment or reimbursement to Landlord required herein, during the period from expiration of the fifteen (15) day cure period until the date of actual cure.

     (I) Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be a termination of this Lease or an acceptance of surrender of the Premises by Tenant, being understood that such termination or surrender can be effected only by written notice from Landlord specifying such termination.

     (J) The Tenant acknowledges that all accounts are due and payable as required in the Lease, and in the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, Tenant shall pay to Landlord a late charge in an amount equal to five percent (5%) of such installment, and the failure to pay such amount shall be an event of default hereunder. In addition, a finance charge at a rate of fifteen percent (15%) per annum shall be charged on all accounts more than five (5) days past due. Interest will be charged back to the account due date and apply to all charges due from the Tenant including but not limited to minimum rent, percent rent, taxes, insurance and common area maintenance charges. The provision for such late charges and finance charges shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as a penalty, liquidated damages or as limiting Landlord's remedies in any manner.


                                  ARTICLE XXI

                                    REPORTS

     21.1  Lease Anniversary Report. Tenant shall submit to Landlord, at each
           -------------------------
anniversary of the Lease Commencement Date, a financial statement consisting of an income summary and balance sheet dated not later than six months prior to submission, prepared by an accountant and certified by Tenant to be accurate. Such information shall also be provided for and certified by any Guarantor under the Lease. Failure to furnish such statement within fifteen (15) days of notice by Landlord shall constitute an additional Event of Default for the Landlord may apply the remedies of Section 20.2 above.

     21.2  Event of Default Report.  If Tenant is in default at any time during
           ------------------------
the Lease, for any cause listed in Section 20.1 above, in addition to being liable for a late penalty fee and interest as stated in Section 4.4, Tenant shall have the obligation of furnishing to Landlord, within fifteen (15) days of the date Tenant comes into default, the most recently available income statement and balance sheet, certified by Tenant as to their accuracy, and Landlord covenants to protect the confidentiality thereof.

                                 ARTICLE XXII

                                   MORTGAGES

     22.1  Subordination.  This Lease is subject and subordinate to all ground
           --------------
or underlying leases and to any first Mortgage(s) which may now or hereafter affect such leases, the Building, or the subordination shall be self-operative; however, in confirmation thereof, Tenant shall execute promptly any instrument that Landlord or any first Mortgagee may request confirming such subordination. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument on behalf of Tenant. Notwithstanding the foregoing, before any foreclosure sale under a Mortgage, if the Mortgagee so elects, after foreclosure, this Lease may continue in full force and effect and Tenant shall attorn to and recognize as its landlord the purchaser of Landlord's interest under this Lease. Tenant shall, upon the request of a Mortgagee or Purchaser at foreclosure, execute and delivery any instrument that has for its purpose and effect the subordination of this Lease to the lien of any Mortgage, or Tenant's attornment to such Purchaser.

     22.2  Mortgagee Protection.  Tenant agrees to give any Mortgagee by
           ---------------------
certified mail, return receipt
requested, a copy of any notice of default served upon Landlord, provided that before such notice Tenant has been notified in writing of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then Mortgagee shall have an additional thirty (30) days within which to cure such default; provided, however, that if such default cannot be reasonably cured within that time, then such Mortgagee shall have such additional time as may be necessary to cure such default (including, without limitation, the commencement of foreclosure proceedings, if necessary), in which event this Lease shall not be terminated or Basic Rent abated while such remedies are being so diligently pursued. In the event of the sale of the Land or the Building, by foreclosure or deed in lieu thereof, the Mortgagee or purchaser at such sale shall be responsible for the return of the Security Deposit only to the extent that such Mortgagee or purchaser actually received the Security Deposit.

     22.3  Modification Due to Financing.  If, in connection with obtaining
           ------------------------------
construction or permanent financing for the Premises, the Building or the Land, any lender (or Mortgagee) shall request reasonable modifications of this Lease as a condition to such financing, Tenant shall promptly execute a modification of this Lease, provided such modifications do not materially increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and quiet enjoyment of the Premises. Tenant and Guarantor shall each, prior to execution and throughout the Term, upon request from time to time, provide such financial information and documentation about itself to Landlord or Mortgagee as may be requested.

     22.4  Condition Precedent.  Landlord's obligation to perform its covenants
           --------------------
and agreements hereunder is subject to the condition precedent that this Lease be approved by Mortgagee or the issuer of any commitment to make a construction or mortgage loan. Unless Landlord gives Tenant written notice within twenty
(20) days thirty (30) days forty-five (45) days after the date hereof that the Mortgagee or issuer, or both, disapproves this Lease, then this condition shall be deemed to have been satisfied or waived and the provisions of this Section
22.4 shall be of no further force or effect .

     22.5  Assignment for Financing Purposes.  If, at any time or times,
           ----------------------------------
Landlord assigns this Lease or the Basic Rent payable hereunder to the Mortgagee, or to any other party for the purpose of securing financing (the Mortgagee and any other such party are referred to herein as the "Financing Party"), whether such assignment is conditional in nature or otherwise, the following provisions shall apply:


          (i) Such assignments to the Financing Party shall not be deemed an assumption by the Financing Party of any obligations of Landlord hereunder unless such Financing Party shall, by written notice to Tenant, specifically otherwise elect;

          (ii) To the extent the Financing Party has assumed obligations under
(i) above, the Financing Party shall be treated as having assumed such obligations only upon foreclosure of its Mortgage (or voluntary conveyance by deed in lieu thereof) but before the Financing Party conveys the Land, Building or Premises to another party.

     Tenant hereby agrees to enter into such agreement or instruments as may, from time to time, be reasonably requested in confirmation of the foregoing.

                                 ARTICLE XXIII

                                 HOLDING OVER

     In the event that Tenant shall not immediately surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, Tenant shall be deemed to be a tenant-at-will upon all of the terms and provisions of this Lease, except the monthly Basic Rent shall be one hundred and fifty percent (150%) of twice the monthly Basic Rent in effect during the last month of the Term. Notwithstanding the foregoing, if Tenant shall hold over after the Expiration Date or earlier termination of this Lease, and Landlord shall desire to regain possession of the Premises, then Landlord may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the Commonwealth of Virginia. Tenant shall indemnify Landlord against all liabilities and damages sustained by Landlord by reason of such retention of possession.


                                 ARTICLE XXIV

                                QUIET ENJOYMENT

     Landlord covenants that if Tenant shall pay Basic Rent and perform all of the terms and conditions of this Lease to be performed by Tenant, and if Tenant shall not be in default of any provision in this Lease, then Tenant shall peaceably and quietly occupy and enjoy possession of the Premises during the Term without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease and of any Mortgage to which this Lease is subordinate and easements, conditions and restrictions of record affecting the Land.


                                  ARTICLE XXV

                                 MISCELLANEOUS

     25.1  No Representations by Landlord.  Tenant acknowledges that neither
           -------------------------------
Landlord nor its Agents nor any broker has made any representation or promise with respect to the Premises, the Building, the Land or the Common Area, except as herein expressly set forth, and no rights, privileges, easements or licenses are required by Tenant except as herein expressly set forth. Tenant, by taking possession of the Premises shall accept the Premises and the Building "AS IS," and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

     Notwithstanding the foregoing, Tenant's acceptance of the Premises shall not be deemed a waiver of Tenant's rights herein to have defects in the Building corrected at no cost to Tenant. Tenant shall give notice to Landlord whenever Tenant becomes aware of such a defect, and Landlord shall correct such defect as soon as practicable at Landlord's sole cost and expense. Landlord represents and warrants to Tenant that as of the Commencement Date: (i) the Building will comply with all federal, state and local laws, ordinances, regulations and requirements and shall be in good condition and repair, (ii) the electrical, mechanical, HVAC, plumbing, sewer, elevator and other systems serving the Building will be in good operating condition and repair, and (iii) the roof of the Building will be in good condition, water tight and free of leaks. Landlord shall, promptly after receipt of knowledge of a breach of this warranty (from Tenant) remedy any breach of the foregoing warranty at Landlord's sole cost and expense.





     25.2  No Partnership.  Nothing contained in this Lease shall be deemed or
           ---------------
construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between Landlord and Tenant other than that of landlord and tenant.

     25.3  Brokers.  Landlord recognizes Broker(s) as the sole broker(s)
           --------
procuring this Lease and shall pay Broker(s) a commission therefor pursuant to a separate agreement between Broker(s) and Landlord. Landlord and Tenant each represents and warrants to the other that it has not employed any broker, agent or finder other than Broker(s) relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the indemnitor's representation and warranty.

     25.4  Estoppel Certificate.  Tenant shall, without charge, at any time and
           ---------------------
from time to time, but no more than twice in any twelve (12) month period, within fifteen (15) business days after request therefor by Landlord, Mortgagee, any purchaser of the Land or the Building or any other interested person, execute, acknowledge and deliver to such requesting party a written estoppel certificate certifying, as of the date of such estoppel certificate, the following: (i) that this Lease is unmodified and in full force and effect (or if modified, that the Lease is in full force and effect as modified and setting forth such modifications); (ii) that the Term has commenced (and setting forth the Commencement Date and Expiration Date); (iii) that Tenant is presently occupying the Premises; (iv) the amounts of Basic Rent and Additional Rent currently due and payable by Tenant; (v) that any Alterations required by the Lease to have been made by Landlord have been made to the satisfaction of Tenant; (vi) to Tenant's knowledge that there are no existing set-offs, charges, liens, claims or defenses against the enforcement of any right hereunder, including, without limitation, Basic Rent or Additional Rent (or if alleged, specifying the same in detail); (vii) that no Basic Rent (except the first installment thereof) has been paid more than thirty (30) days in advance of its due date; (viii) that Tenant has no knowledge of any then uncured default by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (ix) that Tenant is not in default; (x) that the address to which notices to Tenant should be sent is as set forth in the Lease (or, if not, specifying the correct address); and (xi) any other certifications reasonably requested by Landlord. In addition, within ten (10) days after request by Landlord, but in no event more than twice in any twelve (12) month period, Tenant shall deliver to Landlord audited financial statements of

Tenant for its most recently ended fiscal year and interim unaudited financial statements for its most recently ended quarter, if such information is not available in publically accessible form, and Landlord will protect the confidentiality of such information.

     25.5  Waiver of Jury Trial.  Tenant and Landlord hereby waive trial by jury
           ---------------------
in any action, proceeding or counterclaim brought by Landlord against Tenant with respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. In the event Landlord commences any proceedings for nonpayment of Rent, Tenant shall not interpose any counterclaims. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant.

     25.6  Notices.  All notices or other communications hereunder shall be in
           --------
writing and shall be deemed duly given if delivered in person or upon the earlier of receipt, if mailed by certified or registered mail, or three (3) days after certified or registered mailing, return receipt requested, postage prepaid, addressed and sent, if to Landlord to Landlord's Address specified in
Section 1.2; or if to Tenant to Tenant's Address specified in Section 1.6. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

     25.7  Invalidity of Particular Provisions.  If any provisions of this Lease
           ------------------------------------
or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

     25.8  Gender and Number.  All terms and words used in this Lease,
           ------------------
regardless of the number or gender in which they are used, shall be deemed to include any other number or gender as the context may require.

     25.9  Benefit and Burden.  Subject to the provisions of Article XVIII and
           -------------------
except as otherwise expressly provided, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, heirs, successors and assigns. Landlord may freely and fully assign its interest hereunder.



     25.10  Entire Agreement.  This Lease (which includes the Exhibits attached
            -----------------
hereto) contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease (other than the Rules and Regulations, which may be changed from time to time as provided herein) may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by Landlord and Tenant.

     25.11 Authority.
           ----------

          (i) If Landlord or Tenant signs as a corporation, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing corporation, in good standing, qualified to do business in the Commonwealth of Virginia, that the corporation has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of the corporation. Tenant shall deliver to Landlord upon demand evidence of such authority satisfactory to Landlord.

          (ii) If Landlord or Tenant signs as a partnership, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing partnership, in good standing, qualified to do business in the Commonwealth of Virginia, that the partnership has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of the partnership. Tenant shall deliver to Landlord upon demand evidence of such authority satisfactory to Landlord.

     25.12 Compliance Costs.  In the event any legal action is undertaken by
           -----------------
Landlord as a result of the failure of Tenant to comply with any term of this Lease, Tenant shall pay to Landlord, in addition to any other relief which may be granted, Landlord's reasonable costs of litigation, including, but not limited to attorney's fees, travel costs, expert witnesses, discovery and court costs, and other expenses necessitated by the litigation. If the parties cannot agree upon the amount of such costs, they shall request the court to determine the proper amount.

     25.13  Interpretation.  This Lease is governed by the laws of the
            ---------------
Commonwealth of Virginia.

     25.14  Landlord's Consent.  Wherever and whenever in this Lease Landlord's
            -------------------
consent or agreement is required, unless otherwise provided, Landlord will not unreasonably withhold, condition or delay its consent.

     25.15  No Personal Liability; Sale.  Neither Landlord nor its Agents,
            ----------------------------
whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease. If Landlord defaults in the performance of any of its obligations hereunder or otherwise, Tenant shall look solely to Landlord's equity, interest and rights in the Building and Land for satisfaction of Tenant's remedies on account thereof. In the event that the original Landlord hereunder, or any successor owner of the Building shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease occurring thereafter shall terminate as of the day of such sale, and thereupon all such liabilities and obligations shall be binding on the new owner. Tenant agrees to attorn to such new owner. Any successor to Landlord's interest shall not be bound by (i) any payment of Basic Rent or Additional Rent for more than one (1) month in advance, except for the payment of the first installment of Basic Rent for the initial Lease Year or
(ii) as to any Mortgagee or any purchaser at foreclosure, any amendment or modification of this Lease made without the consent of such Mortgagee.

     25.16  Time is of the Essence.  Time is of the essence as to Tenant's and
            -----------------------
Landlord's obligations contained in this Lease.

     25.17  Force Majeure.  Landlord shall not be required to perform any of its
            --------------
obligations under this Lease, nor shall Landlord be liable for loss or damage for failure to do so, nor shall Tenant thereby be released from any of its obligations under this Lease, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare conditions in this or any foreign country, fire or casualty, government action or inaction, legal requirements, energy shortage or any other causes whatsoever, unless such loss or damage results from the willful misconduct or gross negligence of Landlord.

     25.18  Headings.  Captions and headings are for convenience of reference
            ---------
only.

     25.19 Memorandum of Lease.  Tenant shall, at the request of Landlord,
           --------------------
execute and deliver a memorandum of lease in recordable form. Tenant shall not record such a memorandum or this Lease without Landlord's consent. The party requesting recordation of a memorandum of this Lease shall be obligated to pay all costs, fees and taxes, if any, associated with such recordation.



     25.20

     25.21  Attorney-in-Fact.  If Tenant fails or refuses to execute and deliver
            -----------------
any instrument or certificate required to be delivered by Tenant hereunder (including, without limitation, any instrument or certificate required under Article XXI or Section 25.4 hereof) within fifteen (15) days, then Tenant stipulates that if Tenant is notified in writing and fails to respond in such fifteen (15) days time-frame then such request shall be deemed to be approved and such documents as may have been required shall be deemed to have been approved.

     25.22  Effectiveness.  The furnishing of the form of this Lease shall not
            --------------
constitute an offer and this Lease shall become effective upon and only upon its execution by and delivery to each party hereto.

     25.23  Bankruptcy.  if the Tenant shall (i) make an assignment for the
            -----------
benefit of creditors, (ii) be unable to pay its debts as they become due in the normal course, (iii) or acquiesce in a petition in any court (whether or not pursuant to any statute of the United States or of any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, or (iv) make an application in any such proceedings for, or acquiesce in, the appointment of a trustee or receiver for it, over all or any portion of its property, or (v) if any petition shall be filed against Tenant in any court (whether or not pursuant to any statute of the United States or of any state) in bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and (i) Tenant shall thereafter be adjudicated a bankrupt or insolvent, or (ii) such petition shall be approved by any such court, or (iii) such proceedings shall not be dismissed, discontinued or vacated within thirty (30) days after such petition is filed; then, in any of said events, this Lease shall immediately cease and terminate, at the option of the Landlord, with the same force and effect as though the date of occurrence of said event was the day fixed herein for expiration of the term of this Lease.

     25.24  Prohibition Against Recording.  Neither this Lease, nor any
            ------------------------------
memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant. Landlord shall have the right to record a memorandum of this Lease, and Tenant shall execute, acknowledge and deliver to Landlord for recording any memorandum prepared by Landlord.

     25.25  Easements.  Landlord reserves to itself the right, from time to
            ----------
time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents within ten (10) days after Landlord's request and Tenant's failure to do so shall constitute a material default by Tenant. The obstruction of Tenant's view, air, or light by any structure erected in the vicinity of the project, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

     25.26 Transportation Management.  Tenant shall fully comply with all
           --------------------------
future programs implemented or required by any governmental or quasi-governmental entity or Landlord to manage parking, transportation, air pollution, or traffic in and around the project or the metropolitan area in which the project is located.

     25.27  Security Measures.  Tenant hereby acknowledges that Landlord shall
            ------------------
have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the project, and Landlord shall have no liability to Tenant due to its failure to provide such services. Tenant assumes all responsibility for the protection of Tenant, its agents, employees, contractors and invitees and the property of Tenant and of Tenant's agents, employees, contractors and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from implementing security measures for the project or any part thereof, in which event Tenant shall participate in such security measures and the cost thereof shall be included within the definition of Landlord's Operating Expenses. Landlord shall have the right, but not the obligation, to require all persons entering or leaving the project to identify themselves to a security guard and to reasonably establish that such person should be permitted access to the project.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the Date of Lease.



ATTEST/WITNESS:                          LANDLORD: Parkridge Five Associates
                                                     Limited Partnership



__________________________________       By:_________________________[SEAL]

Name:_____________________________       Name: Sunrise Valley, Inc.

Title:____________________________       Title: General Partner
                                                Christopher W. Walker, President

                                         Date:_____________________


ATTEST/WITNESS:                          TENANT: Musicmaker.com, Inc.


__________________________________       By:_________________________[SEAL]

Name:_____________________________       Name: Mark Fowler

Title:____________________________       Title: Director of Finance
                                                and Administration


                                         Date:_____________________


STATE OF VIRGINIA
COUNTY OF FAIRFAX

I, the undersigned, Notary Public in and for the jurisdiction aforesaid do hereby certify that CHRISTOPHER W. WALKER, President, Sunrise Valley, Inc., the General Partner of Parkridge Five Associates Limited Partnership, a Virginia Limited partnership, whose signature is signed to the foregoing Deed of Lease, personally appeared before me this _____ day of September1999, and acknowledged the same before me and in my jurisdiction aforesaid.

                                         _________________________
                                                NOTARY PUBLIC
My commission expires:


STATE OF ____________________________

COUNTY OF _________________________

     I, the undersigned, Notary Public, in and for the jurisdiction aforesaid, do hereby certify that Mark Fowler, Director of Finance and Administration, whose signature is signed to the foregoing Deed of Lease, personally appeared before me this _____ day of September 1999, and acknowledged the same before me in my jurisdiction aforesaid.

                                         _________________________
                                                NOTARY PUBLIC

My Commission Expires:

                                   EXHIBIT C

                             RULES AND REGULATIONS


          1. The entrance, lobbies, passages, corridors, elevators and stairways shall not be encumbered or obstructed by Tenant, or Tenant's Agents, or be used by them for any purpose other than for ingress and egress to and from the Premises. Tenant shall not place or permit its Agents to place any trash or other objects anywhere within the Building or the land (other than within the Premises) without first obtaining Landlord's written consent.

          2. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in or used in connection with any window or door of the Premises without prior written consent of Landlord. Interior signs on the suite entry doors shall be painted or affixed for Tenant by Landlord or by sign painters first approved by Landlord at the expense of Tenant and shall be of a size, color and style acceptable to Landlord.

          3. If Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, Tenant shall not remove the same without first obtaining Landlord's written consent thereto.

          4. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

          5. Tenant may request heating and/or air conditioning during periods in addition to normal working hours by submitting its request in writing to the Building Manager's office no later than 12:00 p.m. the preceding workday (Monday through Friday) on forms available from the Building Manager. The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the Building Manager a list of personnel who are authorized to make such requests. Charges are to be governed by the provisions of Tenant's Lease.

          6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish bags or other articles/substances (including, without limitation, coffee grounds) shall be thrown therein.

          7. No cooking shall be done or permitted in the Building by Tenant or its Agent except that Tenant may install and use microwave ovens. Tenant shall not cause or permit any unusual or objectionable odors to emanate from the Premises.

          8. Tenant shall not make or permit any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises by the use of any musical instrument, radio, television set, other audio device, unmusical noise, whistling, singing or in any other way.

          9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises, nor shall any changes be made in locks or the mechanism thereof without prior notice to and the approval of Landlord. Tenant shall, upon the termination of its Lease, return to Landlord all keys to the Premises and other areas furnished to, or otherwise procured by Tenant. In the event of the loss of any such keys, Tenant shall pay Landlord the cost of replacement keys.

          10. Tenant shall not use or occupy or permit any portion of the Premises to be used or occupied as an employment bureau or for the storage, manufacture or sale of liquor, narcotics, or drugs. The Premises shall not be used, or permitted to be used, for lodging or for any immoral or illegal purpose.

          11. Landlord reserves the right to control and operate the Common Area in such manner as it deems best for the benefit of the Building tenants. Landlord may exclude from all or a part of the Common Area at all hours on Monday through Friday, except 8:00 a.m. to 6:00 p.m., and at all hours on Saturday, except 8:00 a.m. to 1:00 p.m., and all day Sunday and federal holidays other than Columbus Day, all persons who do not present a pass to the Building signed by Landlord or other suitable identification satisfactory to Landlord. Landlord will furnish passes to persons for whom Tenant reasonably requests such passes. Tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Landlord for all acts of such persons.

          12. Tenant shall have the responsibility for the security of the Premises and, before closing and leaving the Premises at any time, Tenant shall see that all entrance doors are locked and all lights and office equipment within the Premises are turned off, and Landlord shall have no responsibility relating thereto.

          13. In connection with the delivery or receipt of merchandise, freight or other matter, no hand trucks or other means of conveyance shall be permitted, except those equipped with rubber tires, rubber side guards or such other safeguards as Landlord may require.

          14. No animals of any kind, except seeing-eye dogs, shall be brought into or kept about the Land or the Building by Tenant or its Agents.

          15. So that the Building may be kept in a good state of cleanliness, Tenant shall permit only Landlord's employees and contractors to clean its Premises unless prior thereto Landlord otherwise consents in writing.

          16. Tenant shall keep the windows and doors of the Premises (including, without limitation, those opening on corridors and all doors between any room designed to receive heating or air conditioning service and room(s) not designated to receive such service) closed while the heating or air conditioning system is operating in order to minimize the energy used by, and to conserve the effectiveness of, such systems.

          17. Normal business hours are 8 AM to 6 PM Monday through Friday, 8 AM to 12 Noon Saturday. Holidays as outlined in Exhibit D are excluded.

                                   EXHIBIT D

                                    HOLIDAYS



January 1 - New Year's Day

President's Day

Memorial Day

July 4 - Independence Day

Labor Day

Thanksgiving Day

December 25 - Christmas Day



          These are the Building's holidays, but Landlord recognizes the Tenant may be open every day.

                                   EXHIBIT E

                            CLEANING SPECIFICATIONS


A.   General

     1. All cleaning work will be performed between 5 p.m. and 12 midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

     2. Abnormal waste removal (e.g., medical or toxic waste, computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility.

B.   Daily Operations (5 times per week)

     1. Tenant Area

        a. Empty and clean all waste receptacles; wash receptacles as necessary.

        b. Vacuum all rugs and carpeted areas.

        c. Empty, damp-wipe and dry all ashtrays.

     2. Lavatories

        a. Sweep and wash floors with disinfectant.

        b. Wash both sides of toilet seats with disinfectant.

        c. Wash all mirrors, basins, bowls, urinals.

        d. Spot clean toilet partitions.

        e. Empty and disinfect sanitary napkin disposal receptacle.

        f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.

     3. Public Areas

        a. Wipe down entrance doors and clean glass (interior and exterior).

        b. Vacuum elevator carpets and wipe down doors and walls.

        c. Clean water coolers.

C.   Operations as Needed (but not less than every other day)

     1. Tenant Areas, Lavatories, Public Areas

        a.   Clean all resilient floor areas and bring finish to a shine.

D.   Weekly Operations

     1. Tenant Areas, Lavatories, Public Areas

        a. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, window sills, door ledges, chair rails, baseboards, convector tops, etc., within normal reach.

        b. Remove finger marks from private entrance doors, light switches, and doorways.

        c. Clean and wax, if necessary, all stairways.

E.   Monthly Operations (Or more often as needed)

     1. Tenant and Public Areas

        a. Thoroughly vacuum seat cushions on chairs, sofas, etc.

        b. Vacuum and dust grillwork.

     2. Lavatories

        a. Wash down interior walls and toilet partitions.

F.   As required and Weather Permitting, but not less often than Semi-annually.

     1. Entire Building

        a. Clean inside of all windows.

        b. Clean outside of all windows.

G.   Yearly (Or more often as needed)

     1. Tenant and Public Areas

        a. Strip and wax all resilient tile floor areas.

H.   Cafeteria/Vending Installation

     1. Any space to be used primarily for lunchroom or cafeteria operation will be Tenant's responsibility to keep clean and sanitary. This includes appliances that are specifically for Tenant's space, i.e., dishwasher, refrigerator, washer, dryer, microwave.

     2. If Tenant should at some later date require vending machines, machine installation and clean-up are the responsibility of the Tenant.

                                   Exhibit G

                      SMART Dispute Resolution Procedure


I.  Preliminary.

     1. Any dispute regarding the terms of a contract, agreement, or business relationship between the parties herein, or involving employees, agents, or other representatives of the parties, shall be resolved, at the election of either party, by the following "SMART" procedure ("Sensible Method for Addressing and Resolving Troubles").

     2. SMART shall be initiated by one party's sending a certified letter to the other, requesting a resolution of a dispute described in the letter. Such a request shall be made in a timely manner, normally within 3 months after the event which initiated the dispute. Any question regarding timeliness, and its effect on the merits of the claim or costs of and effectiveness of its defense, shall be decided by the arbitrator(s), and may be a factor in the amount or appropriateness of any award, their decision to be final. A document request not to exceed 100 pages in length may accompany such letter.

     3. Within 14 days after the receipt of such notice, each party shall designate a representative to meet in formally to attempt to resolve the dispute.

     In the event that the parties are unable to resolve the matter between them within 30 days after the date of the initial letter, either party may, by a second letter served certified mail on the other party, initiate proceedings for a final and binding resolution of such dispute, controversy or claim by arbitration following the procedures herein set forth, along with a requested award.

II.  Arbitration.

     4. If the award requested is under $50,000, all evidentiary hearings and decisionmaking shall be accomplished by a single arbiter.

     If the parties cannot agree on the arbiter, within 15 days after the date of the second letter they shall each appointed a representative, and the two representatives shall within 10 days jointly nominate the arbiter. Such arbiter shall have at least 10 years active prior experience in the business field in which the dispute arises.

     The arbiter shall issue a written report explaining the award.

     5. If the award requested is greater than $50,000, or involves relief other than money damages, upon request of either party, the hearings and decisionmaking shall be accomplished by two designated representatives, one appointed by either side, each of which shall have at least 10 years active prior experience in the business field in which the dispute arises. Either party, if it so chooses, may designate a representative employed by, or otherwise affiliated with, the party so designating.

     Within 10 days of their appointment the designated representatives shall jointly appoint a neutral arbiter. Such arbiter shall have had significant prior experience in dispute resolution, as a judge, lawyer, arbitrator, or mediator, and prior experience in the business field in which the dispute arises.

     If an appointment is required and has not been made within the designated time period, such a choice will be left up to the American Arbitration Association.

     The parties shall agree prior to the commencement of hearings whether the neutral arbiter shall participate in the hearings, or shall serve as a final decisionmaker based on the record only. If they cannot agree, the neutral arbiter shall participate in full.

          (i)  if the neutral arbiter does not attend the hearings:

          At the conclusion of the evidence, each designated representative shall make findings of facts and conclusions of law, together with a suggested award.

          If the higher of the two suggested awards is within 20% of the lower, or $30,000, whichever is greater, the amounts shall be compromised and such amount shall be the final reward. Should the suggested awards differ by more, the neutral arbiter shall pick one or the other amounts designated by the designated representatives, but shall not have the power to compromise these amounts. A written report by the neutral arbiter will set forth findings of fact and conclusions of the law in addition to confirming the award. The neutral arbiter shall have power to vary the non-monetary aspect of any award.

           (ii)  if the neutral arbiter attends the hearings:

            The panel shall, by majority vote, issue findings of fact and conclusions of law in connection with its award.

          With either procedure, should the amount of the award exceed $250,000, or involve non-monetary remedies, either party may appeal the correctness of the conclusions of law to the Federal Court of E.D. of Virginia. Findings of fact shall be subject to judicial review only if they are arbitrary and capricious, an abuse of discretion, or totally unsupported by the evidence, or deficient in other similar standards used for judicial review of administrative decisions in contested cases. Security for the party receiving an award shall be set by the court.

III.  General Provisions.

     6. Evidence. Rules for discovery, interrogatories, depositions, and other evidentiary issues and a schedule therefore shall be decided by the arbiter(s), in accordance with the procedures of the American Arbitration Association or other rules selected by the arbitrators in their sole discretion. Each party shall submit a discovery plan to the arbiter(s) and have it approved prior to requesting any discovery beyond the initial 100 pages. Oral depositions shall be discouraged unless a deponent cannot easily available for actual testimony. The time periods applicable to discovery shall be set to permit compliance with the scheduling provisions of 8) below.

     All evidence, whether written or oral, shall be deemed by the parties to be confidential, and it shall not be disclosed to any other person except to the extent reasonably necessary to assist counsel in the proceedings or in preparation for the proceeding.

     7. Schedule. The arbitration shall be conducted on an expedited schedule. Unless otherwise agreed by the parties, the initial submissions shall be made, and the hearing shall commence, within 45 days of the initiation of the arbitration. The hearings shall be completed within 30 days thereafter. The award shall be made within 15 days from the close of the hearing. Any failure to render the award within the foregoing time period shall not, however, affect the validity of such awards.

     8. Validity. Judgment on the award may be entered in any court having jurisdiction over the necessary party. The award of noncompensatory damages, if made, shall not exceed 50% of compensatory damages and shall be a nonappealable fact. The parties hereby waive their right to proceed judicially in any jurisdiction pending the outcome of the SMART proceedings as outlined above.

     9. Costs. Each party shall bear its own costs for representation and preparation. The costs for any neutral arbiter shall be shared equally by the parties.

     Should a party challenge the existence, validity, terms, or enforceability of these dispute resolution provisions, and if it does not prevail in its challenge, it shall pay the costs and fees as determined by the arbitrator(s).

     At any time during the proceedings either party shall have the opportunity to submit an offer for settlement to the opposing party which may be sealed or presented publicly to the arbiter(s), as the initiating party so chooses. Subsequent offers may be made earlier ones be rejected.

     Should the final award be more favorable to the party making such offer of settlement than the pending offer which was not accepted, the party which did not accept such offer shall pay all costs of arbitration, including without limitation the cost to the other party of its expert witnesses, discovery costs, stenographic fees, and attorney's fees. Such reimbursements, however, shall be limited to the difference between the offer rejected and the actual award. The arbiters shall have the power to award partial costs in the event of a multifaceted award.

     10. Supplemental Procedure. The arbitration shall be governed by such of the general and special rules of the American Arbitration Association (AAA) in force as of the date of the proceedings as are not inconsistent with the provisions herein. Should any language contained herein require interpretation beyond the scope of discretion of the arbiter(s), the parties authorize the AAA to perform this role.

     11. Review. Prior to the final issuance of any required written report prepared as part of an award, a draft of such report shall be circulated to the parties, giving each the opportunity to comment on the reasoning employed, and the accuracy of the calculation of the award. The arbiter shall set time limits to govern the comment procedure, and may or may not respond to the comments, or revise the award after reading them.

     12. Choice of Law. The law applied shall be that of Virginia, United States of America, but if sufficient authority in a particular area of the law is lacking, precedent from other leading industrial states, such as New York, Illinois, or California, may be invoked.

                                 ADDENDUM ONE

                         UPS/GENERATOR/SATELLITE DISH
                                       --------- ----



1.   UPS/Generator.  Tenant will have the right, at its sole cost, to utilize a
     -------------
     mutually agreed upon area adjacent to the Building to locate their UPS and generator at no charge for the Lease Term, provided that (i) Landlord has reasonable approval rights (to include structural and aesthetic considerations); (ii) Tenant agrees to provide screening of system components acceptable to Landlord, if necessary; (iii) Tenant indemnifies Landlord against any damage (physical damage and/or through pollutants) to the area associated with the installation, maintenance of the system; and
     (iv) Tenant agrees to pay all restoral costs at the end of the Lease Term.

2.   Tenant may install a satellite dish at no additional rental charge,
     -------------------------------------------------------------------
     provided that all applicable laws and regulations are observed and
     ------------------------------------------------------------------
     operation of such equipment are adhered to by Tenant and the satellite dish
     ---------------------------------------------------------------------------
     does not interfere with any satellite dish already existing in Parkridge
     ------------------------------------------------------------------------
     Center and Tenant shall remove all equipment and fully restore said site.
     --------------------------------------------------------------------------
     Landlord shall have the right to review and approve all installation plans
     --------------------------------------------------------------------------
     for the satellite dish and wiring.  Landlord's approval shall not be
     --------------------------------------------------------------------
     unreasonably withheld or delayed.  In the event Tenant does erect a
     -------------------------------------------------------------------
     satellite dish, it shall be at a mutually agreed upon location.  Tenant
     -----------------------------------------------------------------------
     shall be solely responsible for the costs of installation, maintenance and
     --------------------------------------------------------------------------
     removal of any equipment installed hereunder.  Tenant shall provide full
     ------------------------------------------------------------------------
     documentation for the installation, operation, and cabling of such rooftop
     --------------------------------------------------------------------------
     equipment.  At Tenant's election, Tenant may remove such roof top equipment
     ---------------------------------------------------------------------------
     and restore roof to a condition satisfactory to Landlord or Tenant shall
     ------------------------------------------------------------------------
     give Landlord the right to have such equipment surrendered or removed at
     ------------------------------------------------------------------------
     Tenant's cost at the end of the Lease Term pursuant to Article X.
     -----------------------------------------------------------------




g:\peid98\ad1.music.wpd

                                 ADDENDUM TWO

                            RIGHT OF FIRST REFUSAL



     Tenant shall have the Right of First Refusal for contiguous space on the Concourse Level. Provided said Right of First Refusal is exercised within the first (1/st/) lease year, said expansion shall be provided under the same terms and conditions as in the initial Lease except that Landlord improvement allowance shall be pro-rata to the reduced lease term. Notwithstanding the foregoing, anytime after the first (1/st/) lease year, said expansion space shall be provided at the fair market value terms and conditions for lower level, windowless space for the then remaining Lease Term. Tenant's expansion rights shall be void if Tenant is in material default of the Lease continuing at the time of Tenant's exercise. Tenant will have ten (10) business days to respond to Landlord's notice of availability. In the event Tenant fails to respond during such ten (10) business day period, the expansion right shall terminate on the space in question. The Right of First Refusal option does not convey with sublet/assignment.





g:\peid98\ad2.music.wpd

                                ADDENDUM THREE

                                OPTION TO RENEW

     Tenant shall have the option to renew ("Option to Renew") this Lease for two (2) additional terms of five (5) years at fair market rental rates for Tenants in comparable office buildings with a portion of windowless space in the Reston office market, provided, however, that the following conditions shall all be met: (i) upon the exercise of the Option to Renew, no Event of Default shall have occurred and be continuing; (ii) that Tenant shall not have any further option to renew or otherwise extend the Term of this lease beyond the last day of the last available Renewal Term; (iii) that Tenant shall exercise its option
       --------------
by giving written notice to Landlord of such election not later than nine (9) months prior to the expiration of the original or first renewal Term, in the manner and at the place provided for giving notice to Landlord; (iv) that renewal of this Lease shall be upon the terms, covenants, agreements, provisions, conditions, and limitations set forth in this Lease, which shall be as fully applicable during such Renewal Term as they are applicable during the original Term, except to the extent expressly otherwise provided in this Lease or Renewal document. The Option to Renew does not convey with sublet/assignment.



g:\peid98\ad3.music.wpd

                           FIRST AMENDMENT TO LEASE


                             MUSICMAKER.COM, INC.


     This First Amendment To Lease made this ___ day of November, 1999 by and between Parkridge Five Associates Limited Partnership (the "LANDLORD") and Musicmaker.com, Inc., a Delaware corporation ("TENANT").


                                   WITNESSETH
                                   ----------

     WHEREAS, Landlord and Tenant entered into that certain Lease agreement with Musicmaker.com, Inc. dated September 27, 1999 (the "LEASE") pursuant to which Tenant leased 20,566 rentable square feet of commercial office space in the building located at 10780/10790 Parkridge Boulevard, Reston, Virginia;

     WHEREAS, the Tenant desires to expand their Premises by an additional 10,695 rentable square feet ("First Expansion Space"), located on the Concourse Level of the Building, for a total of 31,261 rentable square feet.

     WHEREAS, all terms and conditions of the Lease, shall remain in full force and effect except as otherwise set forth herein.

     NOW THEREFORE, in consideration of One Dollar ($1.00) cash in hand paid and in further consideration of the foregoing and the respective rights and obligations hereinafter set forth, Landlord and Tenant agree to modify the Lease as follows:

1.   Commencement Date for the First Expansion Space shall be April 1, 2000.
--   -----------------

2.   Expiration Date for both the Original Premises and the First Expansion
--   ---------------
     Space will be December 31, 2009.

3.   Basic Rent: Basic Rent for the First Expansion Space will be $26.00 per
--   -----------
     rentable square foot and escalated by three (3%) percent per annum as outlined below:

20, 566 - Total Original Premises:
----------------------------------

     Year                                     Per Annum   Per Month     PSF
     ----                                    -----------  ----------  -------
1/1/2000-12/31/2000                          $569,558.00  $47,463.17  $27.69
1/1/2001-12/31/2001                          $586,644.74  $48,887.06  $28.52
1/1/2002-12/31/2002                          $604,244.08  $50,353.67  $29.38
1/1/2003-12/31/2003                          $622,371.40  $51,864.28  $30.26
1/1/2004-12/31/2004                          $641,042.54  $53,420.21  $31.17
1/1/2005-12/31/2005                          $660,273.82  $55,022.82  $32.11
1/1/2006-12/31/2006                          $680,082.03  $56,673.50  $33.07
1/1/2007-12/31/2007                          $700,484.49  $58,373.71  $34.06
1/1/2008-12/31/2008                          $721,499.02  $60,124.92  $35.08
1/1/2009-12/31/2009                          $743,143.99  $61,928.67  $36.13

10,695 rsf - Total First Expansion Space:
-----------------------------------------


     Year                                    Per Annum    Per Month   PSF
     ----                                    -----------  ----------  ------
4/1/2000-12/31/2000                          $278,070.00  $23,172.50  $26.00*
-------------------                          -----------  ----------  ------
1/1/2001-12/31/2001                          $286,412.10  $23,867.68  $26.78
-------------------                          -----------  ----------  ------
1/1/2002-12/31/2002                          $295,004.46  $24,583.71  $27.58
-------------------                          -----------  ----------  ------
1/1/2003-12/31/2003                          $303,854.59  $25,321.22  $28.41
-------------------                          -----------  ----------  ------
1/1/2004-12/31/2004                          $312,970.23  $26,080.85  $29.26
-------------------                          -----------  ----------  ------
1/1/2005-12/31/2005                          $322,359.34  $26,863.28  $30.14
-------------------                          -----------  ----------  ------
1/1/2006-12/31/2006                          $332,030.12  $27,669.18  $31.05
-------------------                          -----------  ----------  ------
1/1/2007-12/31/2007                          $341,991.02  $28,499.25  $31.98
-------------------                          -----------  ----------  ------
1/1/2008-12/31/2008                          $352,250.75  $29,354.23  $32.94
-------------------                          -----------  ----------  ------
1/1/2009-12/31/2009                          $362,818.27  $30,234.86  $33.92
-------------------                          -----------  ----------  ------

* Basic and Additional Rent will be pro-rated for the nine (9) months in 2000.
------------------------------------------------------------------------------

4.   Tenant's Proportionate Share: Reference Article 1.19 of the Lease, Tenant's
--   ----------------------------
     Proportionate Share for the entire 31,261 rentable square feet will be fifteen point three-six percent (15.36%).

5.   Security Deposit: Shall be proportional and at the same rate, terms and
--   ----------------  -----------------------------------------------------
     conditions as the Security Deposit required in the Lease.  Specifically
     -----------------------------------------------------------------------
     calculated as follows: 31,261 square feet/20,566 square feet = 1.52 x
     ---------------------------------------------------------------------
     $620,000 = $942,420.50 total Security Deposit.  Since $620,000 has already
     --------------------------------------------------------------------------
     been received a balance of $322,420.50 is due no later than December 1,
     -----------------------------------------------------------------------
     1999.  Such Security Deposit shall be reduced $91,200 per year pursuant to
     --------------------------------------------------------------------------
     Article V of the Lease (replacing the $60,000 reduction on the Original
     -----------------------------------------------------------------------
     Premises only).
     ---------------

6.   First months' Rent for the First Expansion Space shall be due at Lease
--   ----------------------------------------------------------------------
     Amendment execution, $23,172.50.
     --------------------------------

7.   Tenant Improvements: Landlord will provide to Tenant a Tenant Improvement
--   ------------------- -----------------------------------------------------
     Allowance of $27.00 psf x 10,695 rsf x 117/120 = $26.325 psf = $281,545.88,
     ---------------------------------------------------------------------------
     in a manner as provided in the Lease.
     ------------------------------------

8.   All other terms and conditions of the Lease dated September 27, 1999 shall
--   --------------------------------------------------------------------------
     remain unchanged and in full force and effect.
     ----------------------------------------------

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease under seal as of the Date of the First Amendment to Lease.



ATTEST/WITNESS:                          LANDLORD: Parkridge Five Associates
_______________                          ___________________________________
                                                 Limited Partnership
                                                 ___________________


_____________________________            By:__________________________[SEAL]

Name:________________________            Name: Sunrise Valley, Inc.

Title:_______________________            Title:General Partner
                                               Christopher W. Walker, President

                                         Date:_____________________



ATTEST/WITNESS:                          TENANT:   Musicmaker.com, Inc.
______________                           ______


_____________________________            By:______________________________

Name:  _______________________           Name: Mark Fowler
                                              ____________________________

                                         Title:Vice President
                                               ___________________________
                                               Finance and Administration
                                               ___________________________
                                               and Chief Financial Officer
                                               ___________________________

                                         Date: ___________________________

STATE OF VIRGINIA

COUNTY OF FAIRFAX

     I, the undersigned, Notary Public in and for the jurisdiction aforesaid do hereby certify that CHRISTOPHER W. WALKER General Partner of Parkridge Five Associates Limited Partnership, whose signature is signed to the foregoing First Amendment to Lease, personally appeared before me this _____ day of November, 1999 and acknowledged the same before me and in my jurisdiction aforesaid.

                                         _________________________
                                                NOTARY PUBLIC
My commission expires:



STATE OF VIRGINIA

COUNTY OF FAIRFAX

     I, the undersigned, Notary Public, in and for the jurisdiction aforesaid, do hereby certify that Mark Fowler, Vice President Finance and Administration and Chief Financial Officer, whose signature is signed to the foregoing First Amendment to Lease, personally appeared before me this _____ day of November, 1999 and acknowledged the same before me in my jurisdiction aforesaid.

                                         _________________________
                                                NOTARY PUBLIC

My Commission Expires:


g:\peid98\amend1.music.wpd

                           SECOND AMENDMENT TO LEASE

                              MUSICMAKER.COM, INC.


     This Second Amendment to Lease made this ___ day of February 2000 by and between Parkridge Five Associates Limited Partnership (the "LANDLORD") and Musicmaker.com, Inc., a Delaware corporation ("TENANT").

                                   WITNESSETH
                                   ----------

     WHEREAS, Landlord and Tenant entered into that certain Lease agreement with Musicmaker.com, Inc. dated September 27, 1999 (the "LEASE") pursuant to which Tenant leased 20,566 rentable square feet of commercial office space in the building located at 10780/10790 Parkridge Boulevard, Reston, Virginia;

     WHEREAS, Landlord and Tenant by First Amendment to Lease dated November 22, 1999 ("First Amendment"), in which the rentable square footage was changed from20,566 rentable square feet to 31,261 rentable square feet and Tenant's Proportionate Share was changed from 10.08% to 15.36%.

     WHEREAS, Tenant desires and Landlord agrees to change the Lease Commencement Date of the Original Lease dated September 27, 1999 to January 15, 2000; the Commencement Date on the First Amendment to Lease dated November 22, 1999 will remain April 1, 2000. Tenant also desires and Landlord agrees to extend the Lease Termination Date of the Original Lease and the First Amendment to Lease from December 31, 2009 to January 14, 2010.

     WHEREAS, all terms and conditions of the Lease, will remain in full force and effect except as otherwise set forth herein.

     NOW THEREFORE, in consideration of One Dollar ($1.00) cash in hand paid and in further consideration of the foregoing and the respective rights and obligations hereinafter set forth, Landlord and Tenant agree to modify the Lease as follows:

1.   Commencement Date for the Original Lease will be January 15, 2000.
--   -----------------

2.   Expiration Date for both the Original Lease and the First Amendment Space
--   ---------------
     will be January 14, 2010.

3.   Basic Rent: Commencement dates for both the Original Lease and the First
--   -----------
     Amendment to Lease are outlined below:

20, 566 - Total Original Premises:
----------------------------------

    Year                         Per Annum   Per Month     PSF
    ----                         ---------   ---------     ---
1/16/2000-1/15/2001             $569,558.00  $47,463.17  $27.69
1/16/2001-1/15/2002             $586,644.74  $48,887.06  $28.52
1/16/2002-1/15/2003             $604,244.08  $50,353.67  $29.38
1/16/2003-1/15/2004             $622,371.40  $51,864.28  $30.26
1/16/2004-1/15/2005             $641,042.54  $53,420.21  $31.17
1/16/2005-1/15/2006             $660,273.82  $55,022.82  $32.11
1/16/2006-1/15/2007             $680,082.03  $56,673.50  $33.07
1/16/2007-1/15/2008             $700,484.49  $58,373.71  $34.06
1/16/2008-1/15/2009             $721,499.02  $60,124.92  $35.08
1/16/2009-1/15/2010             $743,143.99  $61,928.67  $36.13


10,695 rsf - Total First Expansion Space:
-----------------------------------------


    Year                         Per Annum   Per Month     PSF
    ----                         ---------   ---------     ---
4/1/2000-1/15/2001               $278,070.00  $23,172.50  $26.00*
------------------               -----------  ----------  -------
1/16/2001-1/15/2002              $286,412.10  $23,867.68  $26.78
-------------------              -----------  ----------  ------
1/16/2002-1/15/2003              $295,004.46  $24,583.71  $27.58
-------------------              -----------  ----------  ------
1/16/2003-1/15/2004              $303,854.59  $25,321.22  $28.41
-------------------              -----------  ----------  ------
1/16/2004-1/15/2005              $312,970.23  $26,080.85  $29.26
-------------------              -----------  ----------  ------
1/16/2005-1/15/2006              $322,359.34  $26,863.28  $30.14
-------------------              -----------  ----------  ------
1/16/2006-1/15/2007              $332,030.12  $27,669.18  $31.05
-------------------              -----------  ----------  ------
1/16/2007-1/15/2008              $341,991.02  $28,499.25  $31.98
-------------------              -----------  ----------  ------
1/16/2008-1/15/2009              $352,250.75  $29,354.23  $32.94
-------------------              -----------  ----------  ------
1/16/2009-1/15/2010              $362,818.27  $30,234.86  $33.92
-------------------              -----------  ----------  ------


4.   All other terms and conditions of the Original Lease dated September 27,
-- 1999 and First Amendment to Lease dated November 22, 1999 will remain unchanged and in full force and effect.



     IN WITNESS WHEREOF, Landlord and Tenant have executed this SecondAmendment to Lease under seal as of the Date of the First Amendment to Lease.



ATTEST/WITNESS:                     LANDLORD: Parkridge Five Associates
---------------                     -----------------------------------
                                              Limited Partnership
                                              -------------------



------------------------            By:______________________________[SEAL]

Name:___________________            Name: Sunrise Valley, Inc.

Title:__________________            Title:  General Partner
                                            Christopher W. Walker, President

                                    Date:_____________________



ATTEST/WITNESS:                     TENANT:   Musicmaker.com, Inc.
--------------                      ------


______________________________      By: ______________________


Name:  _______________________      Name:    Mark Fowler
                                         ---------------------

                                    Title: Vice President
                                          ----------------
                                          Finance and Administration
                                          and Chief Financial Officer
                                          ---------------------------

                                    Date: ___________________

STATE OF VIRGINIA

COUNTY OF FAIRFAX

     I, the undersigned, Notary Public in and for the jurisdiction aforesaid do hereby certify that CHRISTOPHER W. WALKER General Partner of Parkridge Five

Associates Limited Partnership, whose signature is signed to the foregoing

Second Amendment to Lease, personally appeared before me this _____ day of

February 2000 and acknowledged the same before me and in my jurisdiction aforesaid.

                                         _________________________
                                                NOTARY PUBLIC
My commission expires:



STATE OF VIRGINIA

COUNTY OF FAIRFAX


     I, the undersigned, Notary Public, in and for the jurisdiction aforesaid,

does hereby certify that Mark Fowler, Vice President Finance and Administration and Chief Financial Officer, whose signature is signed to the foregoing Second

Amendment to Lease, personally appeared before me this _____ day of February

2000 and acknowledged the same before me in my jurisdiction aforesaid.

                                         _________________________
                                                NOTARY PUBLIC

My Commission Expires:

                                  EXHIBIT A-3

                                 RENT SCHEDULE



YEAR                    PER ANNUM   PER MONTH    PSF
---------------------  -----------  ----------  ------

1/1/2000-12/31/2000    $569,558.00  $47,463.17  $27.69

1/1/2001-12/31/2001    $586,644.74  $48,887.06  $28.52

1/1/2002-12/31/2002    $604,244.08  $50,353.67  $29.38

1/1/2003-12/31/2003    $622,371.40  $51,864.28  $30.26

1/1/2004-12/31/2004    $641,042.54  $53,420.21  $31.17

1/1/2005-12/31/2005    $660,273.82  $55,022.82  $32.11

1/1/2006-12/31/2006    $680,082.03  $56,673.50  $33.07

1/1/2007-12/31/2007    $700,484.49  $58,373.71  $34.06

1/1/2008-12/31/2008    $721,499.02  $60,124.92  $35.08

1/1/2009-12/31/2009    $743,143.99  $61,928.67  $36.13

NOTE:     Basic Rent is escalated annually by three (3%).

          For purposes of this Rent Schedule, we have utilized a weighted average rent of above grade space at $28.00 psf for 17,421 rsf and below grade
------------------------------------------------------------------------------
space at $26.00 psf for 3,145 rsf for a total of 20,566 rsf at $27.69 per rsf.
------------------------------------------------------------------------------
$27.75 per rentable square foot to calculate the Basic Rent on the square
-------------------------------------------------------------------------
footage both above and below grade on the Concourse Level.  We will re-calculate
--------------------------------------------------------------------------------
the exact rent figures once an exact square footage measurement has been
------------------------------------------------------------------------
determined.
-----------

                                  EXHIBIT B-1

                                 WORK AGREEMENT


Improvements:
-------------

1.   Landlord to deliver space in "AC Shell" condition as per attached Exhibit
--   -------------------------------------------------------------------------
     B-2, except Landlord shall deliver the first (1/st/) floor in a multi-
     ---------------------------------------------------------------------
     tenant condition as per attached Exhibit B-2(a) to include, but not limited
     ---------------------------------------------------------------------------
     to all fixtures, life safety features and common area corridors complete
     ------------------------------------------------------------------------
     with building standard finishes installed.
     ------------------------------------------

2.   Tenant has selected its own architect/space planner.
--   ----------------------------------------------------

3.   Construction Allowance: $26.00 per rentable square foot of space leased or
--   --------------------------------------------------------------------------
     $1,336,790.00, payable monthly by Landlord on demand upon presentation of
     -------------------------------------------------------------------------
     invoices, General Contractor's and lien releases and other appropriate
     ----------------------------------------------------------------------
     documentation from Tenant.  Landlord shall hold ten (10%) percent retainage
     ---------------------------------------------------------------------------
     from each payment until job is complete (to include punchlist) and an
     ---------------------------------------------------------------------
     additional retainage withheld, to be determined, payable after "as-built"
     -------------------------------------------------------------------------
     drawings and any other construction documents, as may be determined, are
     ------------------------------------------------------------------------
     delivered.  If the cost of construction exceeds Landlord's allowance
     --------------------------------------------------------------------
     payments towards construction invoices shall be paid proportionally, by
     -----------------------------------------------------------------------
     Landlord and Tenant.
     --------------------

4.   Tenant may lower or increase the Construction Allowance by up to $5.00 per
--   --------------------------------------------------------------------------
     RSF (down to $21.00 per RSF or up to $31.00 per RSF) with a corresponding
     --------------------------------------------------------------------------
     lowering or increase of the Base Rental Rate, determined using an annual
     --------------------------------------------------------------------------
     interest rate of ten percent (10%).  The final Construction Allowance and
     --------------------------------------------------------------------------
     Base Rental Rate shall be established in the Lease.
     ---------------------------------------------------

5.   Utilization: (a) Hard and soft costs, including communication cabling; (b)
--   --------------------------------------------------------------------------
     any unused balance shall be placed into a reserve fund for Tenant to draw
     -------------------------------------------------------------------------
     upon from time to time for future renovations or refurbishment.
     ---------------------------------------------------------------

6.   Tenant shall take full responsibility for the proper and timely
--   ---------------------------------------------------------------
     construction of Tenant's tenant improvements.
     ---------------------------------------------

7.   Tenant shall  retain an authorized construction management representative
--   -------------------------------------------------------------------------
     and this party shall be compensated separately by Tenant.
     ---------------------------------------------------------

8.   Tenant agrees, in return for Landlord's full compliance of Exhibit B-3
--   ----------------------------------------------------------------------
     attached hereto, to a construction management or supervisory fee equal to
     -------------------------------------------------------------------------
     five percent (5%) Landlord's Construction Allowance contribution.
     -----------------------------------------------------------------

9.   Detailed base building plans shall be incorporated by reference into the
--   ------------------------------------------------------------------------
     Lease.
     ------

10.  Landlord shall, at its sole cost and expense, ensure that fiber optic cable
---  ---------------------------------------------------------------------------
     is available to Tenant at the Building.
     ---------------------------------------

                                  EXHIBIT B-2

                              BASE BUILDING SHELL


1. All utilities (including telephone truck lines into the Building but not including installation of telephone systems) for the demised Premises will be in place and fully operational prior to Lease Commencement.

2. The Building standard HVAC system includes providing and installing the following scope of work:

     a. Installation of non-adjustable temperature sensors controlling all VAV's, and installation of all duct work to the VAV's, and installation of all VAV's.
     b. Providing and installation an energy management system for the Building.

3. Building standard sprinkler system will be provided and installed with the heads turned up. Modifications to this system to be paid for out of Tenant Allowance.

4. Building fire alarm, smoke detectors, exit lights and other code requirements installed per appropriate county code according to a shell building final inspection.

5.   Electric power with a minimum of 3.5 watts per square foot available for
                                                ---------------
     lighting and 7.5 watts per square foot available for convenience power.
                            ---------------

6. Adjustable horizontal mini-blinds installed on all exterior windows throughout the Premises.

7. Any wall surface beneath or above exterior windows to be insulated furred, dry walled, taped and bedded and ready to receive paint or other finish.

8.   Plumbing tie-ins available in Tenant's Premises.

9. Provide the main building lobby area, elevators and common or public areas such as restrooms with showers, etc., complete with finishes.

Unit 50                   LEASE ABSTRACT
     --                   --------------


Building:                     Parkridge Five

Tenant:                       Musicmaker.com

Tenant Contact:               Bruce Block

Demised Area:                 20,566 rsf

Pro-Rata Share:               10.08%

Lease Execution Date:         9/27/99

Lease Commencement Date:      1/1/2000 or substantial completion

Lease Expiration Date:        21/31/09

Term:                         Ten (10) years

Basic Rent:

       YEAR                   PER ANNUM        PER MONTH         PSF
       ----                   ---------        ---------         ---

1/1/2000-12/31/2000           $569,558.00      $47,463.17        $27.69

1/1/2001-12/31/2001           $586,644.74      $48,887.06        $28.52

1/1/2002-12/31/2002           $604,244.08      $50,353.67        $29.38

1/1/2003-12/31/2003           $622,371.40      $51,864.28        $30.26

1/1/2004-12/31/2004           $641,042.54      $53,420.21        $31.17

1/1/2005-12/31/2005           $660,273.82      $55,022.82        $32.11

1/1/2006-12/31/2006           $680,082.03      $56,673.50        $33.07

1/1/2007-12/31/2007           $700,484.49      $58,373.71        $34.06

1/1/2008-12/31/2008           $721,499.02      $60,124.92        $35.08

1/1/2009-12/31/2009           $743,143.99      $61,928.67        $36.13

Late Fee:                     5%

Concession:                   None

Expense Stop:                 Year 2000 actual expenses, adjusted for
                              extraordinary items

Escalator:                    3%

Security Deposit:             $620,000

Relocation Clause:            None

Cancellation Right:           None

Expansion Right:              Right of First Refusal for contiguous space on the
                              Concourse Level

Expansion Notice:             Ten (10) business days to respond

Renewal Option:               2-5 year terms at Fair Market

Renewal Notice Date:          9 month

Guarantor:                    N/A

Landlord Buildout
 Contribution:                $555,282 ($27.00 psf)

Satellite Dish:               Yes, see Addendum One